                                                                   EXHIBIT 10.45


                          DATED 24TH DECEMBER, 1998



                          HELIOS (PARK ROYAL) LIMITED


                                      and


                      LLOYDS BANK PLC (AS TRUSTEE OF THE
                     SCHRODER EXEMPT PROPERTY UNIT TRUST)


                                      and


                            EXODUS INTERNET LIMITED


                                      and


                           EXODUS COMMUNICATIONS INC



                    --------------------------------------

                              AGREEMENT FOR LEASE
                                  relating to
                     UNITS 5, 6 AND 7 PHASE 1 MATRIX PARK,
                          CORONATION ROAD, PARK ROYAL
                                  LONDON NW10

                     -------------------------------------



                                  WILDE SAPTE
                                 1 Fleet Place
                                London EC4M 7WS

                              Tel. 0171 246 7000
                              Fax. 0171 246 7777
                             REF. SJG/PY0397894.06

                               TABLE OF CONTENTS

Clause  Heading                                                     Page
1.        DEFINITIONS AND INTERPRETATION............................   1
1.1       Definitions...............................................   1
1.2       Interpretation............................................   5

2.        EXECUTION OF THE WORKS....................................   6
2.1       Execution.................................................   6
2.2       Alterations...............................................   6
2.3       Fixtures and Fittings.....................................   7
2.4       Prohibited Materials......................................   7
2.5       Liability for Design......................................   7
2.6       CDM Regulations...........................................   7

3.        TIME FOR COMPLETION OF THE WORKS..........................   8

4.        WARRANTIES................................................   8

5.        INFORMATION...............................................   8
5.1       Information as to Progress................................   8
5.2       Monthly Progress Meetings.................................   8
5.3       Inspection................................................   9

6.        INSPECTION OF LANDLORD'S WORKS............................   9
6.1       Inspection................................................   9
6.2       Representations to Employer's Agent.......................   9

7.        PRACTICAL COMPLETION......................................  10
7.1       Inspection of the Works...................................  10
7.2       Further Inspection(s).....................................  10
7.3       Snagging List.............................................  10
7.4       Copy Certificate and Snagging List........................  10

8.        TENANT'S WORKS............................................  10
8.1       Tenant's Access...........................................  10
8.2       Consents and Tenant's Works...............................  11
8.3       No Interference with Works................................  11
8.4       Tenant's Responsibility...................................  11
8.5       Indemnity.................................................  12

9.        INSURANCE.................................................  12
9.1       Insurance of Works under Building Contract................  12
9.2       Insurance of Works under Leases...........................  12
9.3       Insurance of Tenant's Works...............................  12
9.4       Evidence of Cover.........................................  13

10.       GRANT OF LEASE, PARKING AREA DEED AND RENT DEPOSIT DEEDS..  13
10.1      Grant.....................................................  13
10.2      Acceptance................................................  13
10.3      Lease Terms...............................................  13
10.4      Completion................................................  14

11.     NOT USED..................................................  14

12.     OCCUPATION................................................  14
12.1    Not used..................................................  14
12.2    Occupation................................................  14

13.     RENT......................................................  15

14.     INSURANCE AND SERVICE CHARGE..............................  15

15.     DEFECTS...................................................  15

16.     TENANT'S OBLIGATIONS......................................  16

17.     VAT.......................................................  16

18.     INTEREST..................................................  16

19.     TITLE.....................................................  16

20.     MATTERS AFFECTING THE LEASE...............................  17
20.1    Matters...................................................  17
20.2    No Requisitions...........................................  17

21.     USER......................................................  17

22.     NON-MERGER................................................  18

23.     FORFEITURE AND TERMINATION................................  18

24.     ACKNOWLEDGEMENTS..........................................  18
24.1    Acknowledgements..........................................  18
24.2    Entire Contract...........................................  19

25.     NOTICES...................................................  19

26.     DISPUTES..................................................  20
26.1    Disputes generally........................................  20
26.2    Disputes over construction of Agreement...................  20
26.3    Disputes regarding Determination..........................  20
26.4    Appointment of Expert.....................................  20

27.     LANDLORD'S LIABILITY......................................  21
27.1    Personal Obligations......................................  21
27.2    Right to Assign...........................................  21
27.3    Assignment................................................  21

28.     GUARANTOR'S COVENANT......................................  22

29.     JURISDICTION..............................................  23
29.1    English Law...............................................  23
29.2    English Courts............................................  23

29.3    Service of Notices on Guarantor...........................  23

SCHEDULE 1 - Prohibited Materials.................................  25

ANNEXURES.........................................................  26

THIS AGREEMENT FOR LEASE is made the 24th of December 1998
BETWEEN:

(1) HELIOS (PARK ROYAL) LIMITED (Company Number 255294) of 2 Berkeley Square London W1X 5HG (the "DEVELOPER" which expression shall include any assignee of the Developer's interest under this Agreement);

(2) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS (the "LANDLORD" which expression shall include any assignee of the Landlord's interest under this Agreement);

(3) EXODUS INTERNET LIMITED (Company Number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "TENANT"); and

(4) EXODUS COMMUNICATIONS INC 2650 San Thomas Expressway, Santa Clara CA95051, USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord and the Developer (the "GUARANTOR").


1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       Where in this Agreement the following words begin with a capital letter they have the following meanings (unless the context otherwise requires):

       "AGREED TERM" means 25 years commencing on the Quarter Day (as defined in the Leases) immediately preceding the Date of Practical Completion.

       "ARCHITECT" means William Gower Partnership or such other professionally qualified Architect as the Developer may from time to time appoint and notify to the Tenant in writing.

       "BUILDING CONTRACT" means the contract made between the Developer and the Contractor for the construction of the Works dated 10 March 1998.

       "CERTIFICATE OF PRACTICAL COMPLETION" means the certificate of practical completion or statement of practical completion (as appropriate) issued pursuant to the Building Contract to indicate that practical completion has been achieved.

       "CDM REGULATIONS" means the Construction (Design & Management) Regulations 1994.

       "CLAUSE" means a clause in this Agreement.

       "COMMON PARTS" are as defined in the Leases.

       "COMPLETION DATE" means five Working Days after the Date of Practical Completion.

       "CONDUITS" are as defined in the Leases.

       "CONTRACTOR" means Tolent Construction Limited who has entered into the Building Contract.

       "DATE OF PRACTICAL COMPLETION" means the date on which the Works are practically completed in accordance with the Building Contract being the date specified in the statement of practical completion issued pursuant to the Building Contract and the expressions "practical completion" and "practically completed" shall be construed accordingly and without reference to:

       (a) any works of an unfinished nature which would normally be the subject of a building contractor's snagging list

       (b) any unfinished landscaping works the completion of which is to be postponed in whole or in part to the next planting season

       (c)    any defects liability period.

       "DEVELOPMENT" means Units 1-7 Phase 1 Matrix Park Coronation Road Park Royal London NW10.

       "DOCUMENTS" means the plans numbered A3159:0:01C, A3159:0:09C, A3159:0:10D to A3159:0:12D inclusive and A3159:0:18A and the specification annexed hereto.

       "EMPLOYER'S AGENT" means Gleeds Management Limited or such other professionally qualified employer's agent as the Developer may from time to time appoint and notify to the Tenant in writing.

       "EMPLOYER'S REPRESENTATIVE" means the Employer's Agent or such other person as the Developer shall notify to the Tenant in writing from time to time.

       "ESTATE" means the land at Matrix Park Coronation Road Park Royal London NW10 which is for the purpose of identification only edged green on the Plan together with such additional land as the Landlord may from time to time incorporate within the Estate and notify to the Tenant.

       "LEASES" means the Unit 5 Lease, the Unit 6 Lease and the Unit 7 Lease to be granted by the Landlord to the Tenant in the form of the drafts annexed hereto.

       "LICENCE FOR ALTERATIONS" means a licence in the form annexed relating to the Tenant's Works (or such of them as require Landlord's consent under the terms of the Leases) with the approved plans and drawings submitted in accordance with Clause 8.2.1.

       "LONG STOP DATE" means the date 30th March 1999 but if such date is not a Working Day the immediately succeeding Working Day.

       "PARKING AREA DEED" means the deed relating to car spaces used in connection with Unit 5 Unit 6 and Unit 7 in the form annexed.

       "PLAN" means the plan numbered A3159/01/38 attached hereto.

       "PLANNING ACT" means the Town and Country Planning Act 1990 and any statutory re-enactment or modification thereof.

       "PLANNING PERMISSION" means planning permission number P/1997/0789 dated 26 August 1997.

       "PREMISES" means Unit 5, Unit 6 and Unit 7 collectively and, where relevant, each and every part of the same.

       "PROHIBITED MATERIALS" means the materials referred to in Schedule 1.
                                                                 ----------

       "RENT COMMENCEMENT DATE" means the date five months after the Date of Practical Completion.

       "RENT DEPOSIT DEEDS" means the rent deposit deeds each in the form annexed in respect of (a) Unit 5, (b) Unit 6 and (c) Unit 7.

       "REVIEW DATE" means the fifth anniversary of the date upon which the Agreed Term commences and each fifth anniversary of such date thereafter.

       "RPS" means RPS Consultants Limited of 1 Stamford Street London SE1 9NT.

       "SCHEDULE" means a schedule to this Agreement.

       "STRUCTURAL ENGINEER" means Kennedy Watts or such other professionally qualified structural engineer as the Developer may from time to time appoint and notify to the Tenant in writing.

       "TENANT'S WORKS" means the fitting out works to the Premises to be carried out by the Tenant pursuant to Clause 8 comprising the provision
                                             ---------
       of all such interior fittings and equipment and the carrying out of all such works as are necessary to enable the Tenant to carry on in the Premises the Permitted User as defined in the Leases.

       "UNIT 5" means that part of the Estate shown for the purpose of identification only edged red on the plan annexed to the Unit 5 Lease.

       "UNIT 5 LEASE" means the lease of Unit 5 to be granted by the Landlord to the Tenant in the form of the draft annexed hereto.

       "UNIT 5 RENT" means (Pounds)121,148 a year and subject to upward review at the expiration of every fifth year of the Agreed Term.

       "UNIT 6" means that part of the Estate shown for the purpose of identification only edged red on the plan annexed to the Unit 6 Lease.

       "UNIT 6 LEASE" means the lease of Unit 6 to be granted by the Landlord to the Tenant in the form of the draft annexed hereto.

       "UNIT 6 RENT" means (Pounds)100,641.50 a year and subject to upward review at the expiration of every fifth year of the Agreed Term.

       "UNIT 7" means that part of the Estate shown for the purpose of identification only edged red on the plan annexed to the Unit 7 Lease.

       "UNIT 7 LEASE" means the lease of Unit 7 to be granted by the Landlord to the Tenant in the form of draft annexed hereto.

       "UNIT 7 RENT" means (Pounds)100,850.75 a year and subject to upward review at the expiration of every fifth year of the Agreed Term.

       "VAT" means Value Added Tax or other tax of a similar nature.

       "WORKING DAY" means a day (other than a Saturday or Sunday) on which banks are open for business in the City of London.

       "WORKS" means the construction of the Premises in accordance with the Documents which state inter alia that the Works shall be designed and constructed to comply with all statutory requirements, the Building Regulations, the Fire Authority Regulations and requirements set out by the statutory undertakings (i.e. gas, water and electric boards) and the current edition of the IEE Regulations together with such Conduits and Common Parts specified in the Documents.

1.2    INTERPRETATION

       Save to the extent that the context or the express provisions of this Agreement otherwise require:

       1.2.1 headings and sub-headings are for ease of reference only and shall not be taken into consideration in the interpretation or construction of this Agreement;

       1.2.2 all references to agreements documents or other instruments include (subject to all relevant approvals) a reference to that agreement document or instrument as amended supplemented substituted novated or assigned from time to time;

       1.2.3 all references to any statute or statutory provision shall include references to any statute or statutory provision which amends extends consolidates or replaces the same or which has been amended extended consolidated or replaced by the same and shall include any orders regulations codes of practice instruments or other subordinate legislation made under the relevant statute or statutory provision;

       1.2.4  any reference to time of day shall be a reference to London time;

       1.2.5  words importing the singular include the plural and vice versa;

       1.2.6  words importing a particular gender include all genders;

       1.2.7 "PERSON" includes any individual partnership firm trust body corporate government governmental body authority agency or unincorporated body of persons or association;

       1.2.8 any reference to a public organisation shall be deemed to include a reference to any successor to such public organisation or any organisation or entity which has taken over the functions of such public organisation;

       1.2.9  references to "PARTY" means a party to this Agreement;

       1.2.10 obligations and liabilities of a party comprising more than one person are obligations and liabilities of such persons jointly and severally;

       1.2.11 "Landlord" includes any assignee of the Landlord's interest under this Agreement.


2.     EXECUTION OF THE WORKS

2.1    EXECUTION

       The Developer shall carry out the Works in accordance with the Planning Permission and all other relevant permissions and consents (which the Developer will use all reasonable endeavours to obtain as soon as possible) in a good and workmanlike manner with good quality materials and otherwise in accordance with the terms of this Agreement (but for the avoidance of doubt the Developer is not obliged to comply with any fire or other regulations insofar as they concern the Tenant's Works).

2.2    ALTERATIONS

       No alterations to the Documents shall be made without the prior approval of the Tenant (such approval not to be unreasonably withheld) but such approval shall not be required:

       2.2.1 to an alteration required for the purpose of obtaining any requisite permissions consents licences and approvals or complying with any requirements properly made by any competent authority;

       2.2.2 for the substitution of materials where those originally specified are not obtainable either at all or at a reasonable cost or within a reasonable time and where the substitute materials are of an equivalent (or better) quality

       PROVIDED THAT in any event the Developer shall within 5 Working Days notify the Tenant of any alterations and provide full details relating thereto including copy documents and an explanation of the relevant circumstances.

2.3    FIXTURES AND FITTINGS

       All items in the nature of the landlord's fixtures and fittings installed as part of the Works shall become landlord's fixtures and fittings and remain the property of the Landlord.

2.4    PROHIBITED MATERIALS

       The Developer will not use or permit or suffer to be used in the Works any Prohibited Materials.

2.5    LIABILITY FOR DESIGN

       The Developer shall have the same liability to the Tenant in respect of the design of the Works whether under statute or otherwise as would an architect or as the case may be other appropriate professional designer holding himself out as competent to take on work for such design.

2.6    CDM REGULATIONS

       On the Date of Practical Completion the Developer shall give to the Tenant a copy of the interim Health and Safety file then available relating to the Works and within 20 Working

       Days following the Date of Practical Completion the Developer shall give to the Tenant a copy of the final Health and Safety File relating to the Works prepared pursuant to the CDM Regulations.

3.     TIME FOR COMPLETION OF THE WORKS

       The Developer shall use all reasonable endeavours to ensure that the Works are practically completed by 4 December 1998 unless prevented or delayed by any cause which under the Building Contract entitles the building contractor to an extension of time or any other cause or circumstance not within the reasonable control of the Developer in which case the Developer shall be entitled to an extension of time as shall be reasonable in all the circumstances.

4.     WARRANTIES

       The Developer shall procure that prior to the Date of Practical Completion there shall be delivered to the Tenant collateral agreements executed as Deeds by each of the Contractor and the Employer's Agent and within three months of the Date of Practical Completion there shall be delivered to the Tenant collateral agreements executed as Deeds by each of the Structural Engineer, the Architect and RPS such collateral agreements to be substantially in the form of each of the drafts annexed hereto provided that any amendment to the same shall only be made with the consent of the Tenant such consent not to be unreasonably withheld or delayed.

5.     INFORMATION

5.1    INFORMATION AS TO PROGRESS

       The Developer shall keep the Tenant informed of progress with the Works and supply such other information in connection with the Works as the Tenant may reasonably require from time to time.

5.2    MONTHLY PROGRESS MEETINGS

       The Tenant shall be notified by the Developer of all site progress meetings to which the Tenant shall be entitled to attend. Such attendance by the Tenant shall be as a silent observer only.

5.3    INSPECTION

       The Tenant shall have the right to appoint or nominate its own representative to make inspections of the Works at its own cost and subject to Clause 6.
                  --------

6.     INSPECTION OF DEVELOPER'S WORKS

6.1    INSPECTION

       Subject to the Tenant giving the Developer or the Employer's Representative two Working Days' notice the Tenant or its duly authorised agent shall be allowed at all reasonable times in the company of the Employer's Representative to view the state and progress of the Works and to inspect the workmanship and the materials used (but not to test any of the materials) on the following conditions:

       6.1.1 the person inspecting must report to the site office before making an inspection and act in accordance with the instructions of the Contractor's representatives;

       6.1.2 the person inspecting must comply with all relevant safety and security precautions and insurance requirements;

       6.1.3  every inspection is entirely at the risk of the person inspecting;

       6.1.4 there must be no communication with the building contractor about the Works; and

       6.1.5  the progress of the Works must not be impeded.

6.2    REPRESENTATIONS TO EMPLOYER'S AGENT

       If as a result of an inspection the Tenant wishes to make representations regarding the Works such representations shall be made exclusively to the Employer's Agent who shall have regard to such representations.

7.     PRACTICAL COMPLETION

7.1    INSPECTION OF THE WORKS

       The Developer shall procure that the Tenant is given notice in writing of the date on which the Employer's Representative intends to inspect the Works with a view to issuing the Certificate of Practical Completion pursuant to the Building Contract and shall procure that the Tenant is afforded the opportunity of attending the inspection of the Works and that the Employer's Representative has regard to any representations made by or on behalf of the Tenant.

7.2    FURTHER INSPECTION(S)

       In the event of the Employer's Representative not issuing the Certificate of Practical Completion as anticipated the provisions of Clause 7.1 shall
                                                                ----------
       apply mutatis mutandis (except that the period of notice shall be three Working Days instead of ten) as often as may be necessary until practical completion of the Works is actually certified.

7.3    SNAGGING LIST

       In the event of the Certificate of Practical Completion being issued subject to a snagging list the Developer shall procure that the Works on the snagging list are carried out as soon as is reasonably practicable free of expense to the Tenant.

7.4    COPY CERTIFICATE AND SNAGGING LIST

       2 Working Days after the issue thereof the Developer will provide the Tenant with a copy of the Certificate of Practical Completion and any snagging list.

8.     TENANT'S WORKS

8.1    TENANT'S ACCESS

       As from the Date of Practical Completion but subject to Clause 8.2 the
                                                               ----------
       Tenant shall be afforded access to the Premises for the purpose of carrying out the Tenant's Works

8.2    CONSENTS AND TENANT'S WORKS

       The Tenant shall:

       8.2.1 to the extent that it has not already done so submit to the Landlord for approval (such approval not to be unreasonably withheld or delayed) within two months of the date hereof plans or drawings in triplicate of the Tenant's Works and shall not commence the Tenant's Works until such approval has been obtained and the Licence for Alterations has been entered into by the Landlord and the Tenant;

       8.2.2 obtain all requisite licences consents and permissions of the local planning and other authorities for the Tenant's Works and shall provide copies thereof to the Landlord and shall not commence the Tenant's Works until all such have been obtained;

       8.2.3 carry out the Tenant's Works in a good and substantial manner with good quality materials in accordance with the said plans and the terms and conditions of all such licences consents and permissions and to the reasonable satisfaction of the Landlord; and

       8.2.4 permit the Landlord and the Employer's Agent at all reasonable times to inspect the progress of the Tenant's Works and the quality of the materials and workmanship used therein.

8.2A Once the plans and drawings of the Tenant's Works have been approved by the Landlord in accordance with Clause 8.2.1 and subject to completion of the Leases the Landlord and Tenant shall within 10 Working Days enter into the Licence for Alterations.

8.3    NO INTERFERENCE WITH WORKS

       The Tenant shall ensure that neither it nor its agents employees or contractors do anything to impede the progress of the Works or the Development.

8.4    TENANT'S RESPONSIBILITY

       As between the Landlord, the Developer and the Tenant all materials goods plant machinery equipment and other items used in connection with the Tenant's Works shall be at the sole risk and responsibility of the Tenant and all agents employees and contractors engaged in the Tenant's Works shall be persons for whom the Tenant is responsible.

8.5    INDEMNITY

       The Tenant shall be liable for and shall indemnify each of the Landlord and the Tenant against any expense liability loss claim or proceedings in respect of personal injury to or the death of any person whomsoever or injury or damage whatsoever to any property real or personal arising out of or in the course of or by reason of the carrying out of the Tenant's Works.

9.     INSURANCE

9.1    INSURANCE OF WORKS UNDER BUILDING CONTRACT

       Until the Date of Practical Completion the Developer will cause the Works to be insured in accordance with the Building Contract.

9.2    INSURANCE OF WORKS UNDER LEASES

       Thereafter the Landlord will insure the Works or cause the same to be kept insured against the Insured Risks as defined in the Leases in accordance with the covenant on its behalf and subject to the conditions therein contained.

9.3    INSURANCE OF TENANT'S WORKS

       Until completion of the Tenant's Works the Tenant shall keep the Tenant's Works insured (or shall procure such insurance) against the Insured Risks (as so defined) and on completion thereof shall advise the Landlord in writing of the value of the Tenant's Works and within 14 days of receipt of such written advice the Landlord shall insure or cause the same (insofar as they are comprised within the Property as defined in the Leases to be kept insured against the Insured Risks in accordance with the covenant on its behalf and subject to the conditions therein contained.

9.4    EVIDENCE OF COVER

       Each party will produce to the other whenever reasonably required written evidence of such insurance cover.

10.    GRANT OF LEASE, PARKING AREA DEED AND RENT DEPOSIT DEEDS

10.1   GRANT

       Subject to previous compliance by the Tenant with the provisions of this Agreement the Landlord will grant to the Tenant on the Completion Date the Unit 5 Lease, Unit 6 Lease and Unit 7 Lease for the Agreed Term and shall enter into the Parking Area Deed with the Tenant and the Guarantor and the Rent Deposit Deeds.

10.2   ACCEPTANCE

       The Tenant and the Guarantor will accept the Leases, the Parking Area Deed and the Rent Deposit Deeds and execute counterparts thereof but (for the avoidance of doubt) it is hereby agreed that neither the Tenant nor the Guarantor shall be obliged to accept any Lease unless there is a simultaneous grant of all the Leases and of the Parking Area Deed.

10.2A On the Completion Date the Tenant shall pay over to the Landlord the deposits payable in accordance with the terms of the Rent Deposit Deeds but such payments shall not be payable unless there is a simultaneous grant of all of the Leases and of the Parking Area Deed.

10.3   LEASE TERMS

10.3.1 The Unit 5 Lease shall be at the Unit 5 Rent and otherwise subject in all respects to the terms and conditions set out in the Unit 5 Lease.

10.3.2 The Unit 6 Lease shall be at the Unit 6 Rent and otherwise subject in all respects to the terms and conditions set out in the Unit 6 Lease.

10.3.3 The Unit 7 Lease shall be at the Unit 7 Rent and otherwise subject in all respects to the terms and conditions set out in the Unit 7 Lease.

10.3.4  The following matters shall include in each of the Leases:

        (A) The Review Date to be specified in Clause 1 of the Leases shall be the Review Date as specified in this Agreement;

        (B) The date to be specified in Clause 3(1) of the Leases shall be the Quarter Day (as defined in the Leases) immediately preceding the Date of Practical Completion;

        (C) The date to be specified in Clause 4(1)(a) of the Leases shall be the day before the Rent Commencement Date as specified in this Agreement;

        (D) The date to be specified in Clauses 4(1)(b) and 4(2) of the Leases shall be the Rent Commencement Date specified in this Agreement;

        (E) The date to be specified in Clause 5(1) of the Leases shall be the Date of Practical Completion.

10.4    COMPLETION

        Completion of the grant of each of the Leases shall take place at the offices of the Developer's Solicitors Wilde Sapte of 1 Fleet Place London EC4M 7WS or elsewhere as they may reasonably direct.

11.     NOT USED

12.    OCCUPATION

12.1   NOT USED

12.2   OCCUPATION

       As soon as the Tenant shall have completed the Tenant's Works to the reasonable satisfaction of the Landlord the Tenant shall notwithstanding that the Leases may not then be completed take up occupation of and commence trading at the Premises upon the terms and conditions of the Leases and with the benefit of but subject to the rights (so far as consistent with the physical state of the Development from time to time) exceptions and reservations agreements and declarations and provisos therein contained and the Landlord shall have and be entitled to all remedies by distress action or otherwise for breach of any of the covenants or conditions on the part of the Tenant as if the Leases had actually been granted.

13.    RENT

       The Tenant shall be liable on and from the Rent Commencement Date until the Leases shall be granted for the payment to the Landlord on the dates specified in the Leases (the first payment to be made on the Rent Commencement Date and to be in respect of the period from that date until the next following quarter date) of sums equal to the amounts which would have been payable by way of rent under the covenants of the Leases had the same actually been granted on the Rent Commencement Date provided nevertheless that any money so paid shall be set against the rent which would otherwise be due under the Leases in respect of the same period.

14.    INSURANCE AND SERVICE CHARGE

       The Tenant shall also be liable on and from the Date of Practical Completion until the Leases shall be granted for the payment to the Landlord on the dates specified in the Leases of sums equal to the amounts which would have been payable by way of insurance and service charge under the covenants of the Leases had the same actually been granted on the Date of Practical Completion provided nevertheless that any money so paid shall be set against the insurance and service charge which would otherwise be due under the Leases in respect of the same period.

15.    DEFECTS

       Any defects shrinkages or other faults in the Works which shall appear within the defects liability period or periods provided under the Building Contract shall be certified by the Tenant in a schedule of defects to be delivered by the Tenant to the Developer not later than 14 days prior to the date of expiry of each defects liability period and the Developer shall take all reasonable steps to procure the making good of all such defects as are covered by the defects liability clause in the Building Contract and the Tenant shall give reasonable access to the Contractor for this purpose.

16.    TENANT'S OBLIGATIONS

       The Tenant agrees to observe and perform the following stipulations:

       16.1 Not to enter into possession of the Premises until the Date of Practical Completion;

       16.2 Not to assign or deal with its interest under this Agreement or any part thereof but to take up occupation of the Premises itself and commence trading therefrom as hereinbefore provided.

17.    VAT

       All payments of whatever nature which are payable under this agreement are exclusive of VAT and the Tenant shall pay and keep each of the Landlord and the Developer indemnified against all VAT which may from time to time be charged on any monies payable by the Tenant under this Agreement.


18.    INTEREST

       If any sum of money payable by the Tenant under this Agreement remains unpaid for more than seven days after the date when payment is due the Tenant shall pay interest on the amount due from time to time at the rate of four per cent per annum above the base lending rate from time to time of the National Westminster Bank PLC from the date when payment was due until the date of payment (both before and after any judgment).

19.    TITLE

       Title has been deduced to the Tenant's Solicitors (as the Tenant hereby acknowledges) and the Tenant is deemed to have full knowledge thereof and shall raise no objection or requisition relating thereto.


20.    MATTERS AFFECTING THE LEASE

20.1   MATTERS

       The Leases will be granted subject to and with the benefit of such of the following as may apply:

       20.1.1 all local land charges (whether registered or not before the date of this agreement) and all matters capable of registration as a local land charge or otherwise registrable by any competent authority or pursuant to statute or like instrument;

       20.1.2 all notices served and orders demands proposals or requirements made by any local or other public or competent authority whether before or after the date of this Agreement;

       20.1.3 all actual or proposed charges notices orders restrictions agreements conditions or other matters arising under any enactment relating to Town and Country Planning;

       20.1.4  all existing rights and easements and quasi-easements;

       20.1.5  all matters in the nature of overriding interests as defined in
               Section 70 of the Land Registration Act 1925; and

       20.1.6 the matters contained mentioned or referred to in the documents mentioned in the Leases.

20.2   NO REQUISITIONS

       The Tenant is deemed to have full knowledge of all matters referred to in Clause 20.1 and shall raise no objection or requisition in relation to
       -----------
       any such matter.

21.    USER

       Neither the Landlord nor the Developer warrants that the Premises may lawfully be used for any purpose authorised under the Leases.

22.    NON-MERGER

       The provisions of this Agreement so far as not performed prior to completion of the Leases shall remain in full force and effect notwithstanding the completion of the Leases.

23.    FORFEITURE AND TERMINATION

23.1 If the Tenant commits any substantive breach of the provisions of this agreement and fails to remedy such breach within twenty-one (21) days after notice in writing by the Developer or the Landlord to the Tenant specifying the breach or if an Event of Default (as that term is defined in the Leases) occurs then in any such case the Developer or the Landlord may at any time thereafter by notice in writing to the Tenant determine this Agreement but without prejudice to any claim which the Developer or the Landlord may have against the Tenant arising before the date of determination Provided that notwithstanding such determination the Tenant shall if and to the extent required by the Developer or the Landlord remove at its own expense any works carried out by or on behalf of the Tenant to the Building and reinstate the same and if the Tenant shall default in carrying out any such works of removal and reinstatement either of the Landlord or the Developer shall be entitled to carry out such works at the Tenant's expense and all costs so incurred shall be repaid by the Tenant forthwith upon demand.

23.2 If the Date of Practical Completion does not occur before the Long Stop Date the Tenant shall have a right during the period of one month following the Long Stop Date (as to which time shall be of the essence) to terminate this Agreement by service of notice in writing on the Developer and the Landlord. Such determination shall be without prejudice to the rights or remedies available to any party to this Agreement in relation to any antecedent breach of this Agreement and the provisions contained in paragraph 23.1 relating to the removal of Tenant's Works shall apply.

24.    ACKNOWLEDGEMENTS


24.1   ACKNOWLEDGEMENTS

       The Tenant hereby acknowledges and admits:

       24.1.1 that it has not entered into this Agreement in reliance upon any representation made by or on behalf of the Landlord and/or the Developer but not embodied in this Agreement except to the extent that the Tenant may be entitled to rely on any representation made by the Developer's solicitors on behalf of the Developer in any written reply to any enquiry made by the Tenant's solicitors on behalf of the Tenant; and

       24.1.2 that it has satisfied itself on all matters relating to user under the Planning Act and accepts that it shall be deemed to take the Premises with full knowledge thereof and shall raise no requisition or objection in relation thereto.

24.2   ENTIRE CONTRACT

       The parties agree that this Agreement constitutes the entire contract between them and may not be varied except by written agreement between them or their respective solicitors.

25.    NOTICES

25.1 All notices requests demands approvals consents and other communications under this Agreement shall be in writing and shall be deemed to be duly given if delivered personally or sent by telex or facsimile or by prepaid registered or recorded delivery mail to a party at its address set forth above or at such other address as such party may specify from time to time by written notice to the others and if by facsimile shall be deemed to be given at the time of receipt and if by mail then shall be deemed to be given on the second Working Day after the day of posting.

25.2 During such period that the Estate is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property Investment Management Limited at 31 Gresham Street, London EC2V 7QA or such other address as the Landlord shall notify to the Tenant and the Developer.


26.    DISPUTES


26.1   DISPUTES GENERALLY

       Any dispute or difference arising between the parties hereto as to their respective rights duties and obligations hereunder or as to any matter arising out of or in connection with the subject matter of this Agreement (excluding any dispute or difference referred to in Clause 26.3) shall be
                                                           -----------
       referred to and determined by an independent person who has been professionally qualified in respect of the subject matter of the dispute or difference for not less than ten years and who is a specialist in relation to such subject matter such independent person to be agreed between the parties or failing such agreement to be nominated by the President or Vice-President or other duly authorised officer of the Royal Institution of Chartered Surveyors on the application of any party hereto.

26.2   DISPUTES OVER CONSTRUCTION OF AGREEMENT

       Any dispute or difference arising between the parties hereto over the meaning or construction of this Agreement (and also any dispute as to whether a particular dispute or difference should be dealt with under Clause 26.1) shall be referred to an independent solicitor or barrister
       -----------
       agreed between the parties hereto or failing such agreement nominated by the President or the Vice-President or other duly authorised officer of the Law Society on the application of any party hereto.

26.3   DISPUTES REGARDING DETERMINATION

       Clauses 26.1 and 26.2 do not apply to disputes relating to the
       ---------------------
       determination or purported determination of this Agreement under Clause
                                                                        ------
       23.
       --

26.4   APPOINTMENT OF EXPERT

       Whenever a person is to be appointed under this Clause 26 the following
                                                       ---------
       provisions shall have effect:

       26.4.1 the person shall act as an expert and not as an arbitrator and his decision shall be final and binding upon the parties hereto;

       26.4.2 the person shall consider (inter alia) any written representations on behalf of any party (if made promptly) but shall not be bound thereby;

       26.4.3 the parties shall use all reasonable endeavours to procure that the person gives his decision as speedily as possible;

       26.4.4 the costs of appointing the person and his costs and disbursements in connection with his duties under this agreement shall be shared between the parties in such proportions as the person shall determine or in the absence of such determination equally between them; and

       26.4.5 if the person becomes unable or unwilling to act then the procedure hereinbefore contained for appointment of an expert may be repeated as often as necessary.


27.    LANDLORD'S LIABILITY

27.1   PERSONAL OBLIGATIONS

       The obligations on the part of the Developer contained in this Agreement shall be personal to the Developer and shall not be binding on the Landlord nor the owner for the time being of the reversion to the interest to be granted pursuant to the Leases.

27.2   RIGHT TO ASSIGN

       The Landlord shall have the right to assign the benefit of this Agreement by way of absolute legal assignment or by way of security or otherwise. The Landlord shall within 10 Working Days after such assignment give written notice (or procure that the assignee gives such notice) to the Tenant of such assignment and setting out full details of the assignee and its address for service.

27.3   ASSIGNMENT

       If the Landlord assigns the benefit of this Agreement and the assignee gives notice of such assignment to the Tenant the Tenant shall forthwith following receipt of the notice of assignment acknowledge receipt of the same and shall also acknowledge to the assignee that it shall not treat this Agreement as repudiated by reason of any act or omission on the part of the Landlord named in this Agreement without first giving not less than 10 Working Days notice in writing to the assignee and allowing the assignee a reasonable opportunity to remedy or procure remediation of the breach (where capable of remedy).


28.    GUARANTOR'S COVENANT

       The Guarantor covenants with the Landlord and as a separate covenant with the Developer that:

       28.1 during the continuance of this agreement the Tenant shall observe and perform the obligations covenants and conditions on the Tenant's part contained in this agreement and in case of default the Guarantor will observe and perform the obligations covenants and conditions in respect of which the Tenant is in default and make good to each of the Landlord and the Developer on demand and indemnify each of the Landlord and the Developer against all losses damages costs and expenses thereby arising or incurred by the Landlord or the Developer (as appropriate);

       28.2    the liability of the Guarantor under Clause 28.1 shall not be
                                                    -----------
               affected in any way by:

               28.2.1 any neglect or forbearance of the Landlord or the Developer in enforcing the observance or performance of the obligations covenants and conditions on the Tenant's part;

               28.2.2 any time or indulgence given to the Tenant by the Landlord or the Developer;

               28.2.3    any variation in the terms of this Agreement;

               28.2.4 the death of the Tenant (if an individual) or the dissolution of the Tenant or the Tenant otherwise ceasing to exist; or

               28.2.5 any other act matter or thing or the release of any person apart from the express release in writing of the Guarantor;

       28.3 if during the continuance of this Agreement the Tenant (being a company) is dissolved or if the liquidator of the Tenant or (if the Tenant is an individual) the trustee in bankruptcy of the Tenant disclaims this agreement the Guarantor shall upon written notice from the Landlord given within three months after the date of dissolution or disclaimer enter into an agreement for Lease of the Premises (as tenant) upon the same terms as in this Agreement (without however requiring any other person to act as guarantor) such new agreement to take effect from the date of dissolution or disclaimer and to be granted at the cost of the Guarantor who shall execute and deliver to the Landlord a counterpart of it.


29.    JURISDICTION

29.1   ENGLISH LAW

       This Agreement shall be governed by and construed in accordance with English law.

29.2   ENGLISH COURTS

       Each party to this Agreement submits to the exclusive jurisdiction of the English courts in respect of all matters arising out of this Agreement but the Landlord shall have the right to bring proceedings in the courts of any other jurisdiction for the purpose of enforcing a judgment.

29.3   SERVICE OF NOTICES ON GUARANTOR

       The Guarantor appoints Dibb Lupton Alsop (ref RSS) of 125 London Wall London EC2Y 5AE as its agents (or such other person in the UK as the Guarantor may from time to time nominate by written notice to the Landlord and to the Developer) to accept on its behalf service of all notices served in accordance with the provisions of this agreement and to accept service of process in respect of all proceedings arising out of this agreement.


AS WITNESS the hands of duly authorised signatories for the Landlord, the Developer and the Tenant and executed as a deed by the Guarantor

SIGNED by                                            )
for and on behalf of the DEVELOPER                   )



SIGNED by                                            )
for and on behalf of the LANDLORD                    )



SIGNED by                                            )
for and on behalf of the TENANT                      )


SIGNED as a DEED                                     )
by the GUARANTOR acting by Richard Stoltz its        )
Authorised Signatory in accordance with the          )
constitution of the company and the country in       )
which it is incorporated


                                                           Authorised Signatory

                                  SCHEDULE 1

                            (PROHIBITED MATERIALS)

The materials identified in the publication entitled "Good Practice in the Selection of Construction Materials" produced by the British Council for Offices and the British Property Federation

                                   ANNEXURES


Annexure 1        -           Documents

Annexure 2        -           Unit 5 Lease

Annexure 3        -           Unit 6 Lease

Annexure 4        -           Unit 7 Lease

Annexure 5        -           Plan

Annexure 6        -           Contractor's Warranty

Annexure 7        -           Employer's Agent's Warranty

Annexure 8        -           Structural Engineer's Warranty

Annexure 9        -           Architect's Warranty

Annexure 10       -           RPS's Warranty

Annexure 11       -           Rent Security Deposit Deed relating to Unit 5

Annexure 12       -           Rent Security Deposit Deed relating to Unit 6

Annexure 13       -           Rent Security Deposit Deed relating to Unit 7

Annexure 14       -           Licence for Alterations

Annexure 15       -           Parking Area Deed

                          DATED 24th December 1998



                                LLOYDS BANK PLC
              (as trustee of Schroder Exempt Property Unit Trust)



                                    - and -



                            EXODUS INTERNET LIMITED



                                    - and -



                           EXODUS COMMUNICATIONS INC



                       ---------------------------------

                                   L E A S E

                             of property known as
                          Unit 5 Phase 1 Matrix Park,
                   Coronation Road, Park Royal, London NW10

                       ---------------------------------



                                 ALLEN & OVERY
                                    London
                                 PY0407170.03

                              H.M. LAND REGISTRY

                       Land Registration Acts 1925-1988


County & District:    London Boroughs & Ealing and Brent

Title Number:         AGL54738

Property:             Unit 5 Phase 1 Matrix Park, Coronation Road, Park Royal,
                      London NW10


THIS LEASE is made on 24th December, 1998

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71 Lombard Street, London EC3P 3BS (the "LANDLORD");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "TENANT"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "GUARANTOR").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.   DEFINITIONS

     In this Lease:

     "AUTHORISED GUARANTEE AGREEMENT" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995;

     "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

     "CAR SPACES" means the 20 parking spaces within the areas shown edged green on the Plan from time to time designated by the Landlord for the Tenant's use;

     "CLEARING BANK" means a bank which is a member of CHAPS Clearing Company Limited;

     "COMMON PARTS" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any Unit) but for the avoidance of doubt the common parts shall always include the road coloured brown on the Plan and the Car Spaces and shall afford the Tenant access to and from the Property and the Car Spaces;

     "CONDUITS" includes those for sewage, water, gas, electricity, telecommunications and data processing;

     "DEFAULT INTEREST RATE" means four per centum per annum above the Interest Rate;

     "END OF THE TERM" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

     "ESTATE" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

     "ESTATE PLAN" means the plan numbered A3159/0/38 annexed to this Lease;

     "GUARANTOR" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

     "INSURED RISKS" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

     "INTEREST RATE" means the base rate for the time being of Lloyds Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land Compensation Act 1961;

     "LANDLORD" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

     "LEASE" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

     "LETTABLE AREAS" means all buildings on the Estate designed to be let for commercial use;

     "PARKING AREA" means the car parking areas forming part of the Estate including the Car Spaces;

     "PLAN" means the plan annexed to this Lease numbered A3159:0:01;

     "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991;

     "PROPERTY" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes (without limitation):

     (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

     (b)  landlord's fixtures and fittings including floor coverings;

     (c) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

     (d) one half (severed vertically) of any wall separating the Property from any adjoining Unit;

     (e)  service areas, loading bays and landscaped and open areas; and

     (f)  boundary walls and fences (if any);

     "QUARTER DAYS" means 25th March, 24th June, 29th September and 25th December in every year;

     "RENT" includes all sums reserved as rent by this Lease and any interim rent determined under the Landlord and Tenant Act 1954;

     "RETAINED AREAS" means the whole of the Estate other than the Units;

     "REVIEW DATE" means 29th September in the year 2003 and in every fifth year after that year for so long as the Term continues;

     "REVIEW PERIOD" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the End of the Term;

     "TENANT" includes the Tenant's successors in title;

     "TERM" means the term granted by this Lease and any statutory or other continuation or extension of it or any holding over;

     "TERM COMMENCEMENT DATE" means the date of commencement of the Term specified in clause 3(1);

     "UNITS" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit" shall mean any one of them;

     "VAT" means value added tax and any imposition or levy of a like nature;
     and

     "VATA 1994" means the Value Added Tax Act 1994.


2.   INTERPRETATION

(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2)  Any reference, express or implied, to an enactment includes references to:

     (a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

     (b) any enactment which that enactment re-enacts (with or without modification);

     (c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph
          (b) above; and

     (d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)  Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)  The headings in this Lease do not affect its interpretation.

3.   LEASE

(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including 29th September 1998 subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3)  This Lease does not include any rights other than those set out in Schedule
     2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.   RENT AND RENT REVIEW

(1)  RENT

     The yearly rent shall be:-

     (a)  until 16th May 1999 the rent of one peppercorn (if demanded);

     (b) from and including 17th May 1999 until the first Review Date the rent of one hundred and twenty one thousand one hundred and forty eight pounds ((Pounds)121,148); and

     (c) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

(2)  RENT PAYMENT DATES

     The yearly rent is payable without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made 17th May 1999, in respect of the period commencing on 17th May 1999 and ending on 23rd June 1999.

(3)  RENT REVIEW - METHOD

     The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

(4)  NOMINATION

     The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

(5)  RENT REVIEW - AMOUNT

     In the case of valuation the revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date

     (a) after the expiry of a rent free period or a concessionary rent period given for fitting-out purposes only of such length and the giving of such other inducements (including, without limitation, any rental concession, capital payment or contribution to fitting out-costs) given for fitting out purposes only as in either case would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of such inducement; and

     (b) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

(6)  ASSUMPTIONS

     The assumptions are that at the relevant Review Date:

     (a)  the Property:

          (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years or a term equal to the residue then unexpired of the Term (whichever be the longer) but in either event commencing on the relevant Review Date with the rent payable from then;

          (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause (1)(a) and (b) and any rent free or reduced rent period allowed to the Tenant but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

          (iii) is fit and available for immediate occupation and use with connections to all mains services independently of any other Unit and is ready to be fitted out for the incoming tenant's use as authorised by this Lease; and

          (iv) may be used for any of the purposes permitted by this Lease including any purpose which falls within the same use class (under the Town & Country Planning (Use Classes) Order for the time being in force) as the purpose permitted by this Lease;

     (b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed; and

     (c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

(7)  Disregards
     The matters to be disregarded are:

     (a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

     (b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

     (c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any improvement carried out with consent of the Landlord (where required) but not under an obligation to the Landlord or its predecessors in title to the Property carried out by and at the cost of the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.


(8)  VALUER

     In the case of determination by a valuer:

     (a) the fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs;

     (b) the valuer shall afford the Landlord and the Tenant an opportunity to make representations to him; and

     (c) if the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

(9)  MEMORANDUM

     When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

(10) INTEREST

     If the revised rent payable with effect from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

     For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the determination by the valuer.

(11) COSTS

     If either the Landlord or the Tenant fails to pay the relevant part of the fees and expenses of the valuer under sub-clause (8) within 15 Business Days of the same being demanded by the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

(12) TIME NOT OF THE ESSENCE

     Time shall not be of the essence for the purposes of this clause 4.

5.   SERVICE CHARGE

(1) The Tenant shall pay to the Landlord the Provisional Service Charge without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on the date hereof in respect of the period commencing 17th December 1998 and ending on the next following Quarter Day.

(2) As soon as possible after every Accounting Date the Landlord shall prepare and supply to the Tenant an account:

     (a) showing the Gross Expenses, the Income and the Net Expenses for the Financial Year referred to in the account;

     (b)  containing a fair summary of the items referred to in it; and

     (c) certified by the Landlord or its agents (who may be the managing agents for the Estate).

     The account shall be conclusive evidence of all matters of fact referred to it in it (save in the case of manifest error) and the Tenant shall be afforded on request reasonable facilities for inspecting and taking copies of the accounts and receipts and other documents supporting the account.

(3) In the case of the first Accounting Date after the date for commencement of payment of the Provisional Service Charge specified in clause 5(1), if the proportion of the Tenant's Share of the Net Expenses shown in the account apportioned on a daily basis for the period from that date to the Accounting Date:

     (a) exceeds the amount already paid as Provisional Service Charge before the first Accounting Date, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount already paid as Provisional Service Charge before the first Accounting Date, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge.

(4) In the case of every subsequent Accounting Date, if the Tenant's Share of the Net Expenses shown in the account for the period beginning on the day after the previous Accounting Date and ending on that Accounting Date:

     (a) exceeds the amount paid as Provisional Service Charge during that period, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount paid as Provisional Service Charge during that period, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge or repay the excess in respect of the last year of the Term.

(5) If the Landlord fails to include in any account for a Financial Year a sum expended or liability incurred in that year the Landlord may include such sum or the amount of such liability in an account for any subsequent Financial Year.

(6)  All sums payable under this clause shall be reserved as rent.

(7)  In this clause:

     "ACCOUNTING DATE" means 31st December or any other date that the Landlord may nominate;

     "FINANCIAL YEAR" means a year ending on an Accounting Date;

     "GROSS EXPENSES" means all the expenses incurred by the Landlord in connection with the Estate including, without limitation, the matters referred to in Schedule 7;

     "GROSS INTERNAL AREA" has the meaning ascribed to that expression in the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (4th Edition);

     "INCOME" means:

     (a) any insurance money received under an insurance policy which the Landlord was obliged to effect under this Lease where the Landlord has incurred expenses in making good the insured loss itself; and

     (b) any money received from any person (other than the service charge paid by the tenants in the Estate) who was liable to contribute to the cost of compliance with the Landlord's obligations under this Lease where the Landlord has itself incurred the expense towards which that person contributed;

     "NET EXPENSES" means the amount by which Gross Expenses exceeds Income;

     "PROVISIONAL SERVICE CHARGE" means:

     (a) in respect of the period from the 17th December 1998 to the next following Accounting Date, the annual sum of (Pounds)4,689.60; and

     (b) in respect of each subsequent Financial Year, the sum fixed from time to time by the Landlord or its agents acting reasonably (who may be the managing agents for the Estate) as being a reasonable estimate of the Tenant's Share of the Net Expenses for the relevant Financial Year;

     "TENANT'S SHARE" means the same proportion of the Net Expenses as the Gross Internal Area of the Property from time to time bears to the Gross Internal Area of the Lettable Areas at such time provided always that if the Landlord shall consider that having regard to the nature and degree of use by the Tenant or other tenants on the Estate of the facilities covered by the Gross Expenses or any other factors which the Landlord may reasonably consider relevant some other proportion ought properly to be payable by the Tenant the Landlord may substitute such other percentage as it shall consider reasonable either with regard to all or any items making up the Net Expenses provided that the proportion of the Net Expenses payable by the Tenant shall not be increased by reason solely or in part of any Lettable Areas being vacant or unlet.


6.   TENANT'S COVENANTS

(1)  INTRODUCTION

     The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 5, 8 and 9.

(2)  RENT

     The Tenant shall:

     (a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction; and

     (b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)  OUTGOINGS

     The Tenant shall:

     (a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or the Car Spaces or assessed, charged or imposed on, or payable by the owner or occupier of the Property or the Car Spaces;

     (b) pay the proportion properly attributable to the Property or the Car Spaces of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or the Car Spaces and other car spaces or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties or the Car Spaces and other car spaces;

     (c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

     (d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

     (e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

     Provided that the Tenant shall not be obliged to pay such sums referred to above to the extent that the same have been recovered by the Landlord under Clause 5.

     In this sub-clause "OUTGOINGS" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)  REPAIR

     The Tenant shall:

     (a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

     (b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

     (c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

     (d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated (where landscaped) and free from weeds;

     (e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

     (f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

     (g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)  REDECORATION

     The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

     In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)  ENTRY BY THE LANDLORD

     The Tenant shall:

     (a) permit the Landlord to enter the Property to examine its condition and take inventories;

     (b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

     (c) permit the Landlord and any person acting as valuer under clause 4 to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property, any action under the Landlord and Tenant Act 1954 Part II, or the implementation of clause 4; and

     (d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

     Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)  REMEDY BREACHES

     The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 6(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)  ALTERATIONS

     Subject to the rights granted to the Tenant in Schedule 2 to this Lease the Tenant shall:

     (a) not make any alteration or addition to the Property (other than the erection, alteration or removal of internal, non structural, demountable partitioning) save as permitted by paragraph (b);

     (b) not make any non-structural alteration to the Property (other than as mentioned in paragraph (a)) without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

     (c) before the End of the Term if required to do so by the Landlord but not otherwise, remove any alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

     In this sub-clause a non-structural alteration is one which does not affect the roof, foundations or exterior of the Property or any load-bearing part of it.

(9)  SIGNS

     The Tenant shall:

     (a) not display on the Property any signs visible from outside the Property except those which in the Landlord's opinion are reasonably necessary in connection with the business carried on at the Property and which are in a form approved by the Landlord and are affixed in positions approved by the Landlord (such approvals not to be unreasonably withheld or delayed);

      (b) at the End of the Term remove all signs (including any erected before the beginning of the Term) and make good all damage caused by their removal; and

      (c) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire save with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed and in making such decision the Landlord shall have due regard to the Tenant's use of the Property.

      In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10)  USE

      The Property shall not be used for any purpose other than a use within Class B1, Class B2 or Class B8 of the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease.

(11)  USE OBLIGATIONS

      The Tenant shall:

      (a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

      (b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

      (c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

      (d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

      (e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

      (f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

      (g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

      (h)  not overload the Property or its Conduits;

      (i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

      (j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common Parts by others may be impeded; and

      (k) not park vehicles on or load or unload goods onto or from vehicles save in those parts of the Property or the Common Parts designated by the Landlord for that purpose.

(12)  STATUTORY REQUIREMENTS

      The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

      In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13)  NOTICES

      The Tenant shall:

      (a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business Days of its service;

      (b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

      (c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14)  FIRE AUTHORITY REQUIREMENTS

      The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15)  PLANNING ACTS

      The Tenant shall:

     (a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

     (b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

     (c) not make any application for planning permission without the Landlord's prior consent (which shall not be unreasonably withheld or delayed) to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

     (d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

     (e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

     (f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

     (g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

     (h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

     (i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

     (j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

     (k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

      (l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

           (i) within 12 months before the date specified in clause 15 of this Lease if the Tenant has served the notice referred to in that clause; or

           (ii) within 12 months before the End of the Term unless the Tenant has exercised its rights to take a new lease under the provisions of the Landlord and Tenant Act 1954;

           and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16)  OBSTRUCTION

      The Tenant shall not:

      (a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

      (b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

     (c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17)  OBSTRUCTION PROCEEDINGS

      If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

      (a)  notify the same forthwith to the Landlord; and

      (b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18)  ACQUISITION OF RIGHTS

      The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.

(19)  PARTY MATTERS

      The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property to the extent that those costs and expenses are not recovered under clause 5. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20)  NEW GUARANTOR

      If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

      In this sub-clause a guarantor's event of default is any of the following:

      (a)  in the case of a Guarantor who is an individual:

           (i)   the death of the individual;

           (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

           (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

           (iv) the making by the individual of a proposal for a voluntary arrangement;

           (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

     (b)   in the case of a Guarantor which is a company:

           (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

           (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

     (c)  in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to
                 (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21) COSTS

     The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

     (a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

     (b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

     (c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

     (d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

     Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act
     1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22) INDEMNITY

     The Tenant shall:

     (a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

     (b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

          (i)    the state of repair or condition of the Property;

          (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

          (iii) the construction or existence of any additions or alterations to the Property;

          (iv)   the use of the Property;

          (v)    anything now or in the future attached to or on the Property;

          (vi)   the use of vehicles on the Property;

          (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

          (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

          Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23) NOTICES FOR SALE AND RE-LETTING

     The Tenant shall:

     (a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

     (b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

     (c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24) REGULATIONS

     The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25) CAR SPACES

     The Tenant shall:

     (a) not use the Car Spaces otherwise than for the purpose of the parking of one private motor car in each Car Space and not to keep anything else in the Parking Area including, without limitation, plant, equipment, materials, containers of any description or any skip or other receptacle for refuse or any caravan or temporary building;

     (b) not without the express permission of the Landlord carry out any repairs to any vehicle whilst it is in the Parking Area and if permission is granted ensure that any repairs are carried out in such manner as not to cause any nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area;

     (c) keep the Car Spaces and the surrounding area clean, tidy and free from deposits of oil or grease;

     (d)  not cause any obstruction in the Parking Area;

     (e) take all reasonable and proper precautions against fire occurring in any vehicle using the Car Spaces;

     (f) not do anything in the Parking Area which causes nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area.


(26) FREEHOLD COVENANTS

     The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(27) YIELD UP

     The Tenant shall:

     (a) yield up the Property (except tenant's or trade fixtures including those of the type listed on annexed schedule) to the Landlord at the End of the Term with vacant possession and in accordance with the Tenant's covenants contained in this Lease; and

     (b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(28) RELEASE OF LANDLORD

     If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants) Act 1995:

     (a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

     (b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.


7.   LANDLORD'S COVENANTS

(1)  INTRODUCTION

     The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clauses 5 and 9.

(2)  QUIET ENJOYMENT

     For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.

(3)  SERVICES

     The Landlord shall use all reasonable endeavours to:

     (a) maintain in good working order and repair all Conduits in, under or upon the Estate which serve the Property (other than those which exclusively serve the Property); and

     (b) keep the surfaces of the Common Parts in good repair and cleaned at regular intervals and reasonably well lit.

     The Landlord will not be liable to the Tenant for any breach of these obligations unless the Tenant has given the Landlord notice of the breach and the Landlord is aware or should reasonably be aware of the breach and has failed to remedy the breach within a reasonable time of service of the notice.


8.   ALIENATION

(1)  RESTRICTIONS ON ALIENATION

     The Tenant shall not:

     (a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property; nor

     (b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed).

(2)  ASSIGNMENT

     The Tenant shall not:

     (a)  assign part of the Property; nor

     (b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)  AGREEMENT AS TO CIRCUMSTANCES

     The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

     (a) any rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

     (b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

     (c) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

     (d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

     (e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(4)  AGREEMENT AS TO CONDITIONS

     The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

     (a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

     (b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

     (c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in
          Schedule 5 (with "ASSIGNEE" substituted for "TENANT" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

     (d) that all rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

     (e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (14) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

(5)  FURTHER AGREEMENT

     The Landlord and the Tenant agree that:

     (a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

     (b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)  UNDERLETTING

     The Tenant shall not:

     (a)  underlet part only of the Property;

     (b)  underlet the whole of the Property:

          (i) without complying with the provisions of sub-clauses (7) to (11); and

          (ii) without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)  UNDERLETTING CONDITIONS

     Not to underlet the whole of the Property without producing to the
     Landlord:

     (a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

     (b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)  COVENANTS ON UNDERLETTING

     The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

     (a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

     (b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)  GUARANTEE ON UNDERLETTING

     If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10) FORM OF UNDERLEASE

     The Tenant shall procure that every underlease shall:

     (a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)  such amendments as may be provided for in paragraphs (b) to (d);
               and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

     (b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

     (c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

     (d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11) UNDERLEASE REQUIREMENTS

     The Tenant shall:

     (a)  not grant any underlease at a fine or premium;

     (b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

     (c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

     (d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

     (e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord (such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

     (f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

     In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12) ASSOCIATED COMPANIES

     The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

     (a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

     (b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13) CHARGING

     The Tenant shall not

     (a)  charge part of the Property; or

     (b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14) REGISTRATION OF DEALINGS

     Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than (Pounds)25, in respect of each assignment, transfer, underlease, charge or devolution.

9.   INSURANCE

(1)  LANDLORD'S INSURANCE OBLIGATIONS

     Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)  SUM AND RISKS INSURED

     The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)  FEES

     The insurance shall extend to:

     (a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

     (b)  the costs of demolition and removal of debris; and

     (c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)  PRODUCTION OF POLICY

     Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)  REINSTATEMENT

     Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

     (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

     (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

     (c)  subject to the Tenant complying with its obligations in sub-clauses
          (6)(a)(iii), (7) and(9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)  TENANT'S INSURANCE OBLIGATIONS

     (a)  The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

          All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

     (b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)  VITIATION

     The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)  INCREASED PREMIUM

     The Tenant shall:

     (a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

     (b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)  IRRECOVERABLE REINSTATEMENT COST

     If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10) NOTICE OF DAMAGE

     If the Property is destroyed or damaged by any of the Insured Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11) DOUBLE INSURANCE

     The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12) CESSER OF RENT

     If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13) PREVENTION OF REINSTATEMENT

     The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

     In this sub-clause a supervening event means any of the following:

     (a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

     (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

     (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord (acting reasonably);

     (d)  inability of the Landlord to obtain access to the site to reinstate;

     (e) prevention of reinstatement by any cause beyond the control of the Landlord.


10.  RE-ENTRY

(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach (including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)  In this clause an Event of Default is any one of the following:

     (a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

     (b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

     (c)  the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

     (d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

     (e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

     (f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

     (g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

     (h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.


11.  GUARANTEE

     The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.


12.  VALUE ADDED TAX

(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)  Where under the terms of this Lease the Tenant is obliged:

     (a) to make any payment to the Landlord or any other person (including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

     (b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

     then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)  This clause shall not affect the generality of clause 6(3) (Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.

13.  TRUSTEE LIABILITY PROVISION

(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust Assets.

(2) For the purposes of this clause "TRUST ASSETS" means the assets for the time being held upon the trusts of SEPUT.


14.  GENERAL

(1)  INTEREST AND POWERS OF RECOVERY

     If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)  DISPUTES

     In relation to disputes:

     (a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

     (b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)  COMPENSATION

     Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(4)  JOINT AND SEVERAL LIABILITY

     Where the Tenant or any Guarantor is more than one person:

     (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

     (b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(5)  WHOLE AGREEMENT

     This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(6)  REPRESENTATIONS

     The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(7)  RIGHTS OF ENTRY

     All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(8)  INTERPRETATION OF COVENANTS

     Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(9)  TENANT'S POSSESSIONS

     If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

     (a)  the Landlord may dispose of the possessions as agent for the Tenant;

     (b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

     (c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

     (d)  the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii)  any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(10) OTHER LAND

     Nothing contained in or implied by this Lease shall:

     (a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

     (b)  give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(11) SEVERANCE

     To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(12) PERPETUITY PERIOD

     The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(13) NOTICES IN WRITING

     Every notice, consent, approval or direction given under this Lease shall be in writing.

(14) COUNTERPARTS

     This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.


15.  BREAK CLAUSE

     The Tenant may terminate this Lease on 29th September 2013 (the "Termination Date") by giving to the Landlord not less than one year and one day's prior written notice subject, to the Tenant:

     (1) paying any arrears of rent payable pursuant to Clause 4(1) and VAT thereon on or before the Termination Date;

     (2)  giving up vacant possession of the Property by the Termination Date

     In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in the lease.


16.  NOTICES

(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property Investment Management Limited at 31 Gresham Street, London EC2V 7QA or such other address as the Landlord shall notify to the Tenant.


17.  GOVERNING LAW AND JURISDICTION

(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

                                  SCHEDULE 1

                                 THE PROPERTY

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan with the building on it having a Gross Internal Area (as defined in the Code) of 15,632 square feet and known as Unit 5, Phase 1 Matrix Park, Coronation Road, Park Royal, London, NW10. In this Schedule the Code means the fourth edition of the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers.

                                  SCHEDULE 2

                         RIGHTS GRANTED TO THE TENANT


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2.   The right to park 20 motor cars in the Car Spaces.

3. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

4. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

5. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

6. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.

                                  SCHEDULE 3

                        RIGHTS RESERVED TO THE LANDLORD

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 6(6) PROVIDED THAT such right shall only be exercised (except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).

                                  SCHEDULE 4

                        MATTERS AFFECTING THE FREEHOLD

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement.

                                  SCHEDULE 5

                             GUARANTEE PROVISIONS

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.   The obligations of the Guarantor under this Lease:

     (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

     (b)  will not be affected by:

          (i)    any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3.   So long as this guarantee remains in force the Guarantor shall not:

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

     (c)  exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated.

5.   If:

     (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

     (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

     (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

     (d)  this Lease is forfeited,

     then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

                                  SCHEDULE 6

                        AUTHORISED GUARANTEE PROVISIONS


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.   The obligations of the Guarantor under this guarantee will not be affected by:

     (a)  any time or indulgence granted to the Assignee by the Landlord;

     (b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

     (c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

     (d) the release of one or more of the parties defined as the Guarantor (if more than one); or

     (e) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.   During the Guarantee Period the Guarantor shall not;

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

     (c)  exercise any right of set off against the Assignee.

9.   To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10 If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.  In this Schedule:

     "ACT" means the Landlord and Tenant (Covenants) Act 1995;

     "ASSIGNEE" means [INSERT NAME OF ASSIGNEE IN RESPECT OF WHOM THE TENANT IS ENTERING INTO THE AUTHORISED GUARANTEE AGREEMENT];

     "GUARANTEE PERIOD" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

     "GUARANTOR" means the outgoing Tenant.

                                  SCHEDULE 7

                             SERVICE CHARGE COSTS

1. The cost of inspecting, repairing, maintaining, cleaning, decorating and lighting the whole of the Retained Areas (including any party walls separating Lettable Areas) including any retaining walls situate on the Estate and the boundary walls and fences of the Estate and all Conduits serving the Estate (excluding those serving solely any of the Lettable Areas).

2.   The cost of providing the services referred to in clause 7(3).

3. The cost of the maintenance (including planting) of all open and landscaped areas within the Retained Area.

4. The cost of the erection and maintenance of directional or other signs or notice boards relating to the Estate or it occupiers.

5. The cost of the establishment and enforcement of regulations for the benefit or better ordering of the Estate or any part of the Estate.

6.   The cost of providing caretaking and security services to the Estate.

7. The cost of marking out the roads, footpaths, service areas, loading bays and all other relevant parts of the Retained Areas.

8.   The cost of refuse disposal.

9. The cost of all fuel for the functions referred to in the other paragraphs of this Schedule.

10. All Outgoings (as defined in clause 6(3)) assessed, charged or imposed on the Estate as a whole and the Retained Areas.

11. Any amount which the Landlord may be called upon to pay as a contribution towards the expense of making, repairing, maintaining, cleaning or lighting anything used by the Estate and any nearby property.

12. The cost of complying with, making representations against or contesting the incidence of any enactment relating or alleged to relate to the Estate.

13. All professional fees reasonably and properly incurred by the Landlord in connection with the administration and the general management of the Estate including (without limitation):

     (a) the Landlord's agent's fees in connection with management of the Estate (excluding rent collection); and

     (b)  fees payable in connection with the service charge account.

14. The reasonable fees of the Landlord or any company associated with the Landlord where the Landlord or that company, rather than a third party, undertakes any obligations under this Lease or other function referred to in this Schedule.

15. The interest and fees on borrowing any money to finance any of the functions referred to in this Schedule.

16. Any other sum properly incurred by the Landlord in connection with the management of the Estate.

SIGNED as a deed by                  )
Michael Colin Warner Trust Manager   )
as attorney for LLOYDS BANK PLC      )
in the presence of:                  )


Witness'      /s/ A.G. Schofield
Signature: ..........................

Name : ........A.G. Schofield........

Address : Lloyds Bank
          Securities Service
          Hay's Lane House
          1, Hay's Lane
          London SE1 2HA

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

                     Schedule referred to in Clause 6(27)

 1. Permanent and temporary generator systems including enclosures and fuel tanks with the associated electronic and manual switch gear.

 2. Mechanical Systems ie. Air Conditioning, and condenser systems, air handlers and electrical dampers.

 3. Raised Flooring, Racking, Cage materials, cabinets and patch panels, Mezzanine flooring.

 4.     UPS Battery Systems including electrical switch gear.

 5.     Any customer satellite dishes installed on roof or parking lot areas.

 6.     FM200 fire suppression canisters, piping and nozzles.

 7.     VESDA or smoke sensor stations in ceiling or floor area.

 8. Inside or outside security cameras, access card reader stations, VCR, multiplexer, monitors and computers.

 9. Parition and conference room furniture systems and freestanding, cabinets, storage units.

10. Telephone and voice mail system with desk stations and receptionist, computers, servers, printers, phone sets.

11.     Fibre Muxes or other Telco equipment installed in MPOE rooms.

12.     Emergency distribution board and telephone backboard with connectors.

13.     Maintenance bypass electronic and manual switch gear.

14.     Transformers and Power Distributions Units installed on premises.

15.     Kitchen appliances like microwaves, refrigerators and vending machines.

16.     Console monitors, screen projection and screens in command centre.

17.     Bulletproof/resistant glass.

18. Satellite dishes or other communications equipment installed on roof or in parking lot.

                          DATED 24th December 1998



                                LLOYDS BANK PLC
              (as trustee of Schroder Exempt Property Unit Trust)



                                     -and-



                            EXODUS INTERNET LIMITED



                                     -and-



                           EXODUS COMMUNICATIONS INC



                            -----------------------

                                   L E A S E

                             of property known as
                          Unit 6 Phase 1 Matrix Park,
                   Coronation Road, Park Royal, London NW10

                            -----------------------



                                 ALLEN & OVERY
                                    London
                                 PY0407171.03

                              H.M. LAND REGISTRY

                       Land Registration Acts 1925-1988


County & District:    London Boroughs & Ealing and Brent

Title Number:         AGL54738

Property:             Unit 6 Phase 1 Matrix Park, Coronation Road, Park Royal,
                      London NW10


THIS  LEASE  is made on 24th December 1998

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71 Lombard Street, London EC3P 3BS (the "LANDLORD");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "TENANT"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "GUARANTOR").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.   DEFINITIONS

     In this Lease:


     "AUTHORISED GUARANTEE AGREEMENT" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995;

     "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

     "CAR SPACES" means the 17 parking spaces within the areas shown edged green on the Plan from time to time designated by the Landlord for the Tenant's use;

     "CLEARING BANK" means a bank which is a member of CHAPS Clearing Company Limited;

     "COMMON PARTS" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any Unit) but for the avoidance of doubt the common parts shall always include the road coloured brown on the Plan and the Car Spaces and shall afford the Tenant access to and from the Property and the Car Spaces;

     "CONDUITS" includes those for sewage, water, gas, electricity, telecommunications and data processing;

     "DEFAULT INTEREST RATE" means four per centum per annum above the Interest Rate;

     "END OF THE TERM" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

     "ESTATE" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

     "ESTATE PLAN" means the plan numbered A3159/0/38 annexed to this Lease;

     "GUARANTOR" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

     "INSURED RISKS" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

     "INTEREST RATE" means the base rate for the time being of Lloyds Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land Compensation Act 1961;

     "LANDLORD" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

     "LEASE" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

     "LETTABLE AREAS" means all buildings on the Estate designed to be let for commercial use;

     "PARKING AREA" means the car parking areas forming part of the Estate including the Car Spaces;

     "PLAN" means the plan annexed to this Lease numbered A3159:0:01;

     "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991;

     "PROPERTY" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes (without limitation):

     (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

     (b)  landlord's fixtures and fittings including floor coverings;

     (c) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

     (d) one half (severed vertically) of any wall separating the Property from any adjoining Unit;

     (e)  service areas, loading bays and landscaped and open areas; and

     (f)  boundary walls and fences (if any);

     "QUARTER DAYS" means 25th March, 24th June, 29th September and 25th December in every year;

     "RENT" includes all sums reserved as rent by this Lease and any interim rent determined under the Landlord and Tenant Act 1954;

     "RETAINED AREAS" means the whole of the Estate other than the Units;

     "REVIEW DATE" means 29th September in the year 2003 and in every fifth year after that year for so long as the Term continues;

     "REVIEW PERIOD" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the End of the Term;

     "TENANT" includes the Tenant's successors in title;

     "TERM" means the term granted by this Lease and any statutory or other continuation or extension of it or any holding over;

     "TERM COMMENCEMENT DATE" means the date of commencement of the Term specified in clause 3(1);

     "UNITS" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit shall mean any one of them;

     "VAT" means value added tax and any imposition or levy of a like nature;
     and

     "VATA 1994" means the Value Added Tax Act 1994.


2.   INTERPRETATION

(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2)  Any reference, express or implied, to an enactment includes references to:

     (a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

     (b) any enactment which that enactment re-enacts (with or without modification);

     (c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph
          (b) above; and

     (d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)  Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)  The headings in this Lease do not affect its interpretation.

3.   LEASE

(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including 29/th/ September 1998 subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3)  This Lease does not include any rights other than those set out in Schedule
     2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.   RENT AND RENT REVIEW

(1)  RENT

     The yearly rent shall be:-

     (a)  until 16th May 1999 the rent of one peppercorn (if demanded);

     (b) from and including 17th May 1999, until the first Review Date the rent of one hundred thousand six hundred and forty one pounds fifty pence ((Pounds)100,641.50); and

     (c) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

(2)  RENT PAYMENT DATES

     The yearly rent is payable without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on 17th May 1999, in respect of the period commencing on 17th May 1999 and ending on 23rd June 1999.

(3)  RENT REVIEW - METHOD

     The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

(4)  NOMINATION

     The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

(5)  RENT REVIEW - AMOUNT


     In the case of valuation the revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date

     (a) after the expiry of a rent free period or a concessionary rent period given for fitting-out purposes only of such length and the giving of such other inducements (including, without limitation, any rental concession, capital payment or contribution to fitting out-costs) given for fitting out purposes only as in either case would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of such inducement; and

     (b) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

(6)  ASSUMPTIONS

     The assumptions are that at the relevant Review Date:

     (a)  the Property:

          (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years or a term equal to the residue then unexpired of the Term (whichever be the longer) but in either event commencing on the relevant Review Date with the rent payable from then;

          (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause (1)(a) and (b) and any rent free or reduced rent period allowed to the Tenant but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

          (iii) is fit and available for immediate occupation and use with connections to all mains services independently of any other Unit and with the inclusion of an internal dividing wall between the Property and the adjacent Unit numbered 7 built to the same specification as the internal dividing wall between Units 5 and

                   6 and is ready to be fitted out for the incoming tenant's use as authorised by this Lease; and

          (iv) may be used for any of the purposes permitted by this Lease including any purpose which falls within the same use class (under the Town & Country Planning (Use Classes) Order for the time being in force) as the purpose permitted by this Lease;

     (b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed; and

     (c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

(7)  DISREGARDS

     The matters to be disregarded are:

     (a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

     (b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

     (c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any improvement carried out with consent of the Landlord (where required) but not under an obligation to the Landlord or its predecessors in title to the Property carried out by and at the cost of the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.


(8)  VALUER

     In the case of determination by a valuer:

     (a) the fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs;

     (b) the valuer shall afford the Landlord and the Tenant an opportunity to make representations to him; and

     (c) if the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

(9)  MEMORANDUM

     When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

(10) INTEREST

     If the revised rent payable with effect from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

     For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the determination by the valuer.

(11) COSTS

     If either the Landlord or the Tenant fails to pay the relevant part of the fees and expenses of the valuer under sub-clause (8) within 15 Business Days of the same being demanded by the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

(12) TIME NOT OF THE ESSENCE

     Time shall not be of the essence for the purposes of this clause 4.


5.   SERVICE CHARGE

(1) The Tenant shall pay to the Landlord the Provisional Service Charge without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on the date hereof in respect of the period commencing 17th December 1998 and ending on the next following Quarter Day.


(2) As soon as possible after every Accounting Date the Landlord shall prepare and supply to the Tenant an account:

     (a) showing the Gross Expenses, the Income and the Net Expenses for the Financial Year referred to in the account;

     (b)  containing a fair summary of the items referred to in it; and

     (c) certified by the Landlord or its agents (who may be the managing agents for the Estate).

     The account shall be conclusive evidence of all matters of fact referred to it in it (save in the case of manifest error) and the Tenant shall be afforded on request reasonable facilities for inspecting and taking copies of the accounts and receipts and other documents supporting the account.

(3) In the case of the first Accounting Date after the date for commencement of payment of the Provisional Service Charge specified in clause 5(1), if the proportion of the Tenant's Share of the Net Expenses shown in the account apportioned on a daily basis for the period from that date to the Accounting Date:

     (a) exceeds the amount already paid as Provisional Service Charge before the first Accounting Date, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount already paid as Provisional Service Charge before the first Accounting Date, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge.

(4) In the case of every subsequent Accounting Date, if the Tenant's Share of the Net Expenses shown in the account for the period beginning on the day after the previous Accounting Date and ending on that Accounting Date:

     (a) exceeds the amount paid as Provisional Service Charge during that period, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount paid as Provisional Service Charge during that period, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge or repay the excess in respect of the last year of the Term.

(5) If the Landlord fails to include in any account for a Financial Year a sum expended or liability incurred in that year the Landlord may include such sum or the amount of such liability in an account for any subsequent Financial Year.

(6)  All sums payable under this clause shall be reserved as rent.

(7)  In this clause:

     "ACCOUNTING DATE" means 31st December or any other date that the Landlord may nominate;

     "FINANCIAL YEAR" means a year ending on an Accounting Date;

     "GROSS EXPENSES" means all the expenses incurred by the Landlord in connection with the Estate including, without limitation, the matters referred to in Schedule 7;

     "GROSS INTERNAL AREA" has the meaning ascribed to that expression in the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (4th Edition);

     "INCOME" means:

     (a) any insurance money received under an insurance policy which the Landlord was obliged to effect under this Lease where the Landlord has incurred expenses in making good the insured loss itself; and

     (b) any money received from any person (other than the service charge paid by the tenants in the Estate) who was liable to contribute to the cost of compliance with the Landlord's obligations under this Lease where the Landlord has itself incurred the expense towards which that person contributed;

     "NET EXPENSES" means the amount by which Gross Expenses exceeds Income;

     "PROVISIONAL SERVICE CHARGE" means:

     (a) in respect of the period from the 17th December 1998 to the next following Accounting Date, the annual sum of (Pounds)3,895.80; and

     (b) in respect of each subsequent Financial Year, the sum fixed from time to time by the Landlord or its agents acting reasonably (who may be the managing agents for the Estate) as being a reasonable estimate of the Tenant's Share of the Net Expenses for the relevant Financial Year;

     "TENANT'S SHARE" means the same proportion of the Net Expenses as the Gross Internal Area of the Property from time to time bears to the Gross Internal Area of the Lettable Areas at such time provided always that if the Landlord shall consider that having regard to the nature and degree of use by the Tenant or other tenants on the Estate of the facilities covered by the Gross Expenses or any other factors which the Landlord may reasonably consider relevant some other proportion ought properly to be payable by the Tenant the Landlord may substitute such other percentage as it shall consider reasonable either with regard to all or any items making up the Net Expenses provided that the proportion of the Net Expenses payable by the Tenant shall not be increased by reason solely or in part of any Lettable Areas being vacant or unlet.


6.   TENANT'S COVENANTS

(1)  INTRODUCTION

     The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 5, 8 and 9.

(2)  RENT

     The Tenant shall:

     (a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction; and

     (b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)  OUTGOINGS

     The Tenant shall:

     (a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or the Car Spaces or assessed, charged or imposed on, or payable by the owner or occupier of the Property or the Car Spaces;

     (b) pay the proportion properly attributable to the Property or the Car Spaces of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or the Car Spaces and other car spaces or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties or the Car Spaces and other car spaces;

     (c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

     (d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

     (e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

     Provided that the Tenant shall not be obliged to pay such sums referred to above to the extent that the same have been recovered by the Landlord under Clause 5.

     In this sub-clause "OUTGOINGS" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)  REPAIR

     The Tenant shall:

     (a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

     (b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

     (c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

     (d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated (where landscaped) and free from weeds;

     (e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

     (f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

     (g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)  REDECORATION

     The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

     In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)  ENTRY BY THE LANDLORD

     The Tenant shall:

     (a) permit the Landlord to enter the Property to examine its condition and take inventories;

     (b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

     (c) permit the Landlord and any person acting as valuer under clause 4 to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property, any action under the Landlord and Tenant Act 1954 Part II, or the implementation of clause 4; and

     (d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

     Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)  REMEDY BREACHES

     The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 6(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)  ALTERATIONS

     Subject to the rights granted to the Tenant in Schedule 2 to this Lease the Tenant shall:

     (a) not make any alteration or addition to the Property (other than the erection, alteration or removal of internal, non structural, demountable partitioning) save as permitted by paragraph (b);

     (b) not make any non-structural alteration to the Property (other than as mentioned in paragraph (a)) without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

     (c) before the End of the Term if required to do so by the Landlord but not otherwise, remove any alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

     In this sub-clause a non-structural alteration is one which does not affect the roof, foundations or exterior of the Property or any load-bearing part of it.

(9)  SIGNS

     The Tenant shall:

     (a) not display on the Property any signs visible from outside the Property except those which in the Landlord's opinion are reasonably necessary in connection with the business carried on at the Property and which are in a form approved by the Landlord and are affixed in positions approved by the Landlord (such approvals not to be unreasonably withheld or delayed);

     (b) at the End of the Term remove all signs (including any erected before the beginning of the Term) and make good all damage caused by their removal; and

     (c) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire save with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed and in making such decision the Landlord shall have due regard to the Tenant's use of the Property.

     In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10) USE

     The Property shall not be used for any purpose other than a use within Class B1, Class B2 or Class B8 of the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease.

(11) USE OBLIGATIONS

     The Tenant shall:

     (a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

     (b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

     (c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

     (d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

     (e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

     (f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

     (g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

     (h)  not overload the Property or its Conduits;

     (i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

     (j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common Parts by others may be impeded; and

     (k) not park vehicles on or load or unload goods onto or from vehicles save in those parts of the Property or the Common Parts designated by the Landlord for that purpose.

(12) STATUTORY REQUIREMENTS

     The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

     In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13) NOTICES

     The Tenant shall:

     (a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the

          Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business Days of its service;

     (b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

     (c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14) FIRE AUTHORITY REQUIREMENTS

     The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15) PLANNING ACTS

     The Tenant shall:

     (a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

     (b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

     (c) not make any application for planning permission without the Landlord's prior consent (which shall not be unreasonably withheld or delayed) to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

     (d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

     (e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the

          Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

     (f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

     (g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

     (h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

     (i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

     (j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

     (k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

     (l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

          (i) within 12 months before the date specified in clause 15 of this Lease if the Tenant has served the notice referred to in that clause; or

          (ii) within 12 months before the End of the Term unless the Tenant has exercised its rights to take a new lease under the provisions of the Landlord and Tenant Act 1954;

          and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16) OBSTRUCTION

     The Tenant shall not:

     (a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

     (b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

     (c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17) OBSTRUCTION PROCEEDINGS

     If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

     (a)  notify the same forthwith to the Landlord; and

     (b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18) ACQUISITION OF RIGHTS

     The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.


(19) PARTY MATTERS

     The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property to the extent that those costs and expenses are not recovered under clause 5. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20) NEW GUARANTOR

     If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

     In this sub-clause a guarantor's event of default is any of the following:

     (a)  in the case of a Guarantor who is an individual:

          (i)  the death of the individual;

          (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

          (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

          (iv) the making by the individual of a proposal for a voluntary arrangement;

          (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

     (b)  in the case of a Guarantor which is a company:

          (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

          (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

     (c)  in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to
                 (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21)  COSTS

      The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

      (a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

      (b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

      (c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

      (d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

      Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22)  INDEMNITY

      The Tenant shall:

      (a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

      (b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

           (i)   the state of repair or condition of the Property;

           (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

           (iii) the construction or existence of any additions or alterations to the Property;

           (iv)    the use of the Property;

           (v)     anything now or in the future attached to or on the Property;

           (vi)    the use of vehicles on the Property;

           (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

           (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

           Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23)  NOTICES FOR SALE AND RE-LETTING

      The Tenant shall:

      (a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

      (b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

      (c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24)  REGULATIONS

      The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25)  CAR SPACES

      The Tenant shall:

      (a) not use the Car Spaces otherwise than for the purpose of the parking of one private motor car in each Car Space and not to keep anything else in the Parking Area including, without limitation, plant, equipment, materials, containers of any description or any skip or other receptacle for refuse or any caravan or temporary building;

      (b) not without the express permission of the Landlord carry out any repairs to any vehicle whilst it is in the Parking Area and if permission is granted ensure that any repairs are carried out in such manner as not to cause any nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area;

      (c) keep the Car Spaces and the surrounding area clean, tidy and free from deposits of oil or grease;

      (d)  not cause any obstruction in the Parking Area;

      (e) take all reasonable and proper precautions against fire occurring in any vehicle using the Car Spaces;

      (f) not do anything in the Parking Area which causes nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area.

(26)  FREEHOLD COVENANTS

      The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(27)  YIELD UP

      The Tenant shall:

      (a) byield up the Property (except tenant's or trade fixtures including those of the type listed on annexed schedule) to the Landlord at the End of the Term with vacant possession and in accordance with the Tenant's covenants contained in this Lease; and

      (b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(28)  RELEASE OF LANDLORD

     If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants) Act 1995:

     (a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

     (b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.

7.   LANDLORD'S COVENANTS

(1)  INTRODUCTION

     The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clauses 5 and 9.

(2)  QUIET ENJOYMENT

     For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.


(3)  SERVICES

     The Landlord shall use all reasonable endeavours to:


     (a) maintain in good working order and repair all Conduits in, under or upon the Estate which serve the Property (other than those which exclusively serve the Property); and

     (b) keep the surfaces of the Common Parts in good repair and cleaned at regular intervals and reasonably well lit.

     The Landlord will not be liable to the Tenant for any breach of these obligations unless the Tenant has given the Landlord notice of the breach and the Landlord is aware or should reasonably be aware of the breach and has failed to remedy the breach within a reasonable time of service of the notice.

8.   ALIENATION

(1)  RESTRICTIONS ON ALIENATION

     The Tenant shall not:

     (a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property; nor

     (b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed).

(2)  ASSIGNMENT

     The Tenant shall not:


     (a)  assign part of the Property; nor

     (b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)  AGREEMENT AS TO CIRCUMSTANCES

     The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

     (a) any rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

     (b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

     (c) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

     (d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

     (e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(4)  AGREEMENT AS TO CONDITIONS

     The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

     (a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

     (b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

     (c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in
          Schedule 5 (with "ASSIGNEE" substituted for "TENANT" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

     (d) that all rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

     (e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (14) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

     (f) that before the assignment of this Lease to an assignee who is not also taking an assignment of the adjacent Unit numbered 7 the Tenant has constructed to the Landlord's reasonable specification and satisfaction an internal dividing wall between the Property and the adjacent Unit numbered 7

(5)  FURTHER AGREEMENT

     The Landlord and the Tenant agree that:

     (a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

     (b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)  UNDERLETTING

     The Tenant shall not:

     (a)  underlet part only of the Property;

     (b)  underlet the whole of the Property:

          (i) without complying with the provisions of sub-clauses (7) to (11); and

          (ii) without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)  UNDERLETTING CONDITIONS

     Not to underlet the whole of the Property without producing to the
     Landlord:


     (a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

     (b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)  COVENANTS ON UNDERLETTING

     The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

     (a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

     (b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)  GUARANTEE ON UNDERLETTING

     If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10) FORM OF UNDERLEASE

     The Tenant shall procure that every underlease shall:

     (a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)  such amendments as may be provided for in paragraphs (b) to (d);
               and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

     (b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

     (c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

     (d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11)  UNDERLEASE REQUIREMENTS

      The Tenant shall:

      (a)  not grant any underlease at a fine or premium;

      (b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

      (c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

      (d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

      (e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord (such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

      (f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

      In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12)  ASSOCIATED COMPANIES

      The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

      (a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

      (b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13)  CHARGING

      The Tenant shall not

      (a)  charge part of the Property; or

      (b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14)  REGISTRATION OF DEALINGS

      Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than (Pounds)25, in respect of each assignment, transfer, underlease, charge or devolution.

9.    INSURANCE

(1)   LANDLORD'S INSURANCE OBLIGATIONS

      Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)   SUM AND RISKS INSURED

      The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)   FEES

      The insurance shall extend to:

      (a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

      (b)  the costs of demolition and removal of debris; and

     (c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)  PRODUCTION OF POLICY

     Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)  REINSTATEMENT

     Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

     (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

     (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

     (c)  subject to the Tenant complying with its obligations in sub-clauses
          (6)(a)(iii), (7) and(9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)  TENANT'S INSURANCE OBLIGATIONS

     (a)  The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

          All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

     (b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)  VITIATION

     The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)  INCREASED PREMIUM

     The Tenant shall:

     (a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

     (b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)  IRRECOVERABLE REINSTATEMENT COST

     If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10) NOTICE OF DAMAGE

     If the Property is destroyed or damaged by any of the Insured Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11) DOUBLE INSURANCE

     The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12) CESSER OF RENT

     If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13) PREVENTION OF REINSTATEMENT

     The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

     In this sub-clause a supervening event means any of the following:

     (a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

     (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

     (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord (acting reasonably);

     (d)  inability of the Landlord to obtain access to the site to reinstate;

     (e) prevention of reinstatement by any cause beyond the control of the Landlord.

10.  RE-ENTRY

(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach (including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)  In this clause an Event of Default is any one of the following:

     (a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

     (b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

     (c)  the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

     (d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

     (e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

     (f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

     (g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

     (h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

11.  GUARANTEE

     The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.

12.  VALUE ADDED TAX

(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)  Where under the terms of this Lease the Tenant is obliged:

     (a) to make any payment to the Landlord or any other person (including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

     (b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

     then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)  This clause shall not affect the generality of clause 6(3) (Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.


13.  TRUSTEE LIABILITY PROVISION

(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust Assets.

(2) For the purposes of this clause "TRUST ASSETS" means the assets for the time being held upon the trusts of SEPUT.


14.  GENERAL

(1)  INTEREST AND POWERS OF RECOVERY

     If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)  DISPUTES

     In relation to disputes:

     (a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

     (b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)  COMPENSATION

     Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(4)  JOINT AND SEVERAL LIABILITY

     Where the Tenant or any Guarantor is more than one person:

     (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

     (b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(5)  WHOLE AGREEMENT

     This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(6)  REPRESENTATIONS

     The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(7)  RIGHTS OF ENTRY

     All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(8)  INTERPRETATION OF COVENANTS

     Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(9)  TENANT'S POSSESSIONS

     If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

     (a)  the Landlord may dispose of the possessions as agent for the Tenant;

     (b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

     (c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

     (d)  the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii)   any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(10) OTHER LAND

     Nothing contained in or implied by this Lease shall:

     (a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

     (b)  give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(11) SEVERANCE

     To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(12) PERPETUITY PERIOD

     The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(13) NOTICES IN WRITING

     Every notice, consent, approval or direction given under this Lease shall be in writing.

(14) COUNTERPARTS

     This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.

15.  BREAK CLAUSE

     The Tenant may terminate this Lease on 29th September 2013 (the "Termination Date") by giving to the Landlord not less than one year and one day's prior written notice subject, to the Tenant:

     (1) paying any arrears of rent payable pursuant to clause 4(1) and VAT thereon on or before the Termination Date;

     (2)  giving up vacant possession of the Property by the Termination Date

     In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in the lease.

16.  NOTICES

(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property Investment Management Limited at 31 Gresham Street, London EC2V 7QA or such other address as the Landlord shall notify to the Tenant.

17.  GOVERNING LAW AND JURISDICTION

(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

                                  SCHEDULE 1

                                 THE PROPERTY

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan with the building on it having a Gross Internal Area (as defined in the Code) of 12,986 square feet and known as Unit 6, Phase 1 Matrix Park, Coronation Road, Park Royal, London, NW10. In this Schedule the Code means the fourth edition of the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers.

                                  SCHEDULE 2

                         RIGHTS GRANTED TO THE TENANT


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2.   The right to park 17 motor cars in the Car Spaces.

3. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

4. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

5. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

6. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.

                                  SCHEDULE 3

                        RIGHTS RESERVED TO THE LANDLORD

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 6(6) PROVIDED THAT such right shall only be exercised (except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).

                                  SCHEDULE 4

                        MATTERS AFFECTING THE FREEHOLD

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement.

                                  SCHEDULE 5

                             GUARANTEE PROVISIONS

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.   The obligations of the Guarantor under this Lease:

     (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

     (b)  will not be affected by:

          (i)    any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3.   So long as this guarantee remains in force the Guarantor shall not:

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

     (c)  exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated

5.   If:

     (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

     (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

     (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

     (d)  this Lease is forfeited,

     then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

                                  SCHEDULE 6

                        AUTHORISED GUARANTEE PROVISIONS


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.   The obligations of the Guarantor under this guarantee will not be affected by:

     (a)  any time or indulgence granted to the Assignee by the Landlord;

     (b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

     (c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

     (d) the release of one or more of the parties defined as the Guarantor (if more than one); or

     (e) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.   During the Guarantee Period the Guarantor shall not;

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

     (c)  exercise any right of set off against the Assignee.

9.   To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.  In this Schedule:

     "ACT" means the Landlord and Tenant (Covenants) Act 1995;

     "ASSIGNEE" means [INSERT NAME OF ASSIGNEE IN RESPECT OF WHOM THE TENANT IS ENTERING INTO THE AUTHORISED GUARANTEE AGREEMENT];

     "GUARANTEE PERIOD" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

     "GUARANTOR" means the outgoing Tenant.

                                  SCHEDULE 7

                             SERVICE CHARGE COSTS

1. The cost of inspecting, repairing, maintaining, cleaning, decorating and lighting the whole of the Retained Areas (including any party walls separating Lettable Areas) including any retaining walls situate on the Estate and the boundary walls and fences of the Estate and all Conduits serving the Estate (excluding those serving solely any of the Lettable Areas).

2.   The cost of providing the services referred to in clause 7(3).

3. The cost of the maintenance (including planting) of all open and landscaped areas within the Retained Area.

4. The cost of the erection and maintenance of directional or other signs or notice boards relating to the Estate or it occupiers.

5. The cost of the establishment and enforcement of regulations for the benefit or better ordering of the Estate or any part of the Estate.

6.   The cost of providing caretaking and security services to the Estate.

7. The cost of marking out the roads, footpaths, service areas, loading bays and all other relevant parts of the Retained Areas.

8.   The cost of refuse disposal.

9. The cost of all fuel for the functions referred to in the other paragraphs of this Schedule.

10. All Outgoings (as defined in clause 6(3)) assessed, charged or imposed on the Estate as a whole and the Retained Areas.

11. Any amount which the Landlord may be called upon to pay as a contribution towards the expense of making, repairing, maintaining, cleaning or lighting anything used by the Estate and any nearby property.

12. The cost of complying with, making representations against or contesting the incidence of any enactment relating or alleged to relate to the Estate.

13. All professional fees reasonably and properly incurred by the Landlord in connection with the administration and the general management of the Estate including (without limitation):

     (a) the Landlord's agent's fees in connection with management of the Estate (excluding rent collection); and

     (b)  fees payable in connection with the service charge account.

14. The reasonable fees of the Landlord or any company associated with the Landlord where the Landlord or that company, rather than a third party, undertakes any obligations under this Lease or other function referred to in this Schedule.

15. The interest and fees on borrowing any money to finance any of the functions referred to in this Schedule.

16. Any other sum properly incurred by the Landlord in connection with the management of the Estate.

SIGNED as a deed by                 )
Michael Colin Warner Trust Manager  )
as attorney for LLOYDS BANK PLC     )
in the presence of:                 )


Witness'      /s/ A.G. Schofield
Signature: ..................................

Name : ....A.G. Schofield....................

Address : Lloyds Bank
          Securities Service
          Hay's Lane House
          1, Hay's Lane
          London SE1 2HA

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

                     Schedule referred to in Clause 6(27)

 1. Permanent and temporary generator systems including enclosures and fuel tanks with the associated electronic and manual switch gear.

 2. Mechanical Systems ie. Air Conditioning, and condenser systems, air handlers and electrical dampers.

 3. Raised Flooring, Racking, Cage materials, cabinets and patch panels, Mezzanine flooring.

 4.     UPS Battery Systems including electrical switch gear.

 5.     Any customer satellite dishes installed on roof or parking lot areas.

 6.     FM200 fire suppression canisters, piping and nozzles.

 7.     VESDA or smoke sensor stations in ceiling or floor area.

 8. Inside or outside security cameras, access card reader stations, VCR, multiplexer, monitors and computers.

 9. Parition and conference room furniture systems and freestanding, cabinets, storage units.

10. Telephone and voice mail system with desk stations and receptionist, computers, servers, printers, phone sets.

11.     Fibre Muxes or other Telco equipment installed in MPOE rooms.

12.     Emergency distribution board and telephone backboard with connectors.

13.     Maintenance bypass electronic and manual switch gear.

14.     Transformers and Power Distributions Units installed on premises.

15.     Kitchen appliances like microwaves, refrigerators and vending machines.

16.     Console monitors, screen projection and screens in command centre.

17.     Bulletproof/resistant glass.

18. Satellite dishes or other communications equipment installed on roof or in parking lot.

                          DATED 24th December 1998



                                LLOYDS BANK PLC
              (as trustee of Schroder Exempt Property Unit Trust)



                                    - and -



                            EXODUS INTERNET LIMITED



                                    - and -



                           EXODUS COMMUNICATIONS INC



                       ---------------------------------

                                   L E A S E

                             of property known as
                          Unit 7 Phase 1 Matrix Park,
                   Coronation Road, Park Royal, London NW10

                       ---------------------------------



                                 ALLEN & OVERY
                                    London
                                 PY0397912.06



                              H.M. LAND REGISTRY

                       Land Registration Acts 1925-1988


County & District:       London Boroughs & Ealing and Brent

Title Number:            AGL54738

Property:                Unit 7 Phase 1 Matrix Park, Coronation Road, Park
                         Royal, London NW10


THIS LEASE is made on    24th December, 1998

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71 Lombard Street, London EC3P 3BS (the "LANDLORD");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "TENANT"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "GUARANTOR").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.   DEFINITIONS

     In this Lease:

     "AUTHORISED GUARANTEE AGREEMENT" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant (Covenants) Act 1995;

     "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

     "CAR SPACES" means the 17 parking spaces within the areas shown edged green on the Plan from time to time designated by the Landlord for the Tenant's use;

     "CLEARING BANK" means a bank which is a member of CHAPS Clearing Company Limited;

     "COMMON PARTS" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any
     Unit) but for the avoidance of doubt the common parts shall always include the road coloured brown on the Plan and the Car Spaces and shall afford the Tenant access to and from the Property and the Car Spaces;

     "CONDUITS" includes those for sewage, water, gas, electricity, telecommunications and data processing;

     "DEFAULT INTEREST RATE" means four per centum per annum above the Interest Rate;

     "END OF THE TERM" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

     "ESTATE" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

     "ESTATE PLAN" means the plan numbered A3159/0/38 annexed to this Lease;

     "GUARANTOR" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

     "INSURED RISKS" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

     "INTEREST RATE" means the base rate for the time being of Lloyds Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land Compensation Act 1961;

     "LANDLORD" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

     "LEASE" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

     "LETTABLE AREAS" means all buildings on the Estate designed to be let for commercial use;

     "PARKING AREA" means the car parking areas forming part of the Estate including the Car Spaces;

     "PLAN" means the plan annexed to this Lease numbered A3159:0:01;

     "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991;

     "PROPERTY" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes (without limitation):

     (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

     (b)  landlord's fixtures and fittings including floor coverings;

     (c) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

     (d) one half (severed vertically) of any wall separating the Property from any adjoining Unit;

     (e)  service areas, loading bays and landscaped and open areas; and

     (f)  boundary walls and fences (if any);

     "QUARTER DAYS" means 25th March, 24th June, 29th September and 25th December in every year;

     "RENT" includes all sums reserved as rent by this Lease and any interim rent determined under the Landlord and Tenant Act 1954;

     "RETAINED AREAS" means the whole of the Estate other than the Units;

     "REVIEW DATE" means 24th September in the year 2003 and in every fifth year after that year for so long as the Term continues;

     "REVIEW PERIOD" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the End of the Term;

     "TENANT" includes the Tenant's successors in title;

     "TERM" means the term granted by this Lease and any statutory or other continuation or extension of it or any holding over;

     "TERM COMMENCEMENT DATE" means the date of commencement of the Term specified in clause 3(1);

     "UNITS" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit" shall mean any one of them;

     "VAT" means value added tax and any imposition or levy of a like nature;
     and

     "VATA 1994" means the Value Added Tax Act 1994.


2.   INTERPRETATION

(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2)  Any reference, express or implied, to an enactment includes references to:

     (a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

     (b) any enactment which that enactment re-enacts (with or without modification);

     (c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph
          (b) above; and

     (d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4)  Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)  The headings in this Lease do not affect its interpretation.


3.   LEASE

(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including 29th September 1998 subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3)  This Lease does not include any rights other than those set out in Schedule
     2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.   RENT AND RENT REVIEW

(1)  RENT

     The yearly rent shall be:-

     (a)  until 16th May 1999 the rent of one peppercorn (if demanded);

     (b) from and including 17th May 1999, until the first Review Date the rent of one hundred thousand eight hundred and fifty pounds seventy five pence ((Pounds)100850.75); and

     (c) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

(2)  RENT PAYMENT DATES

     The yearly rent is payable without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on 17th May 1999 in respect of the period commencing on 17th May 1999 and ending on 23rd June 1999.

(3)  RENT REVIEW - METHOD

     The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

(4)  NOMINATION

     The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

(5)  RENT REVIEW - AMOUNT

     In the case of valuation the revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date

     (a) after the expiry of a rent free period or a concessionary rent period given for fitting-out purposes only of such length and the giving of such other inducements

          (including, without limitation, any rental concession, capital payment or contribution to fitting out-costs) given for fitting out purposes only as in either case would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of such inducement; and

     (b) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

(6)  ASSUMPTIONS

     The assumptions are that at the relevant Review Date:

     (a)  the Property:

          (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years or a term equal to the residue then unexpired of the Term (whichever be the longer) but in either event commencing on the relevant Review Date with the rent payable from then;

          (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause (1)(a) and (b) and any rent free or reduced rent period allowed to the Tenant but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

          (iii) is fit and available for immediate occupation and use with connections to all mains services independently of any other Unit and with the inclusion of an internal dividing wall between the Property and the adjacent Unit numbered 6 built to the same specification as the internal dividing wall between Units 5 and 6 and is ready to be fitted out for the incoming tenant's use as authorised by this Lease; and

          (iv) may be used for any of the purposes permitted by this Lease including any purpose which falls within the same use class (under the Town & Country Planning (Use Classes) Order for the time being in force) as the purpose permitted by this Lease;

     (b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed; and

     (c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

(7)  DISREGARDS

     The matters to be disregarded are:

     (a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

     (b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

     (c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any improvement carried out with consent of the Landlord (where required) but not under an obligation to the Landlord or its predecessors in title to the Property carried out by and at the cost of the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.

(8)  VALUER

     In the case of determination by a valuer:

     (a) the fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs;

     (b) the valuer shall afford the Landlord and the Tenant an opportunity to make representations to him; and

     (c) if the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

(9)  MEMORANDUM

     When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

(10) INTEREST

     If the revised rent payable with effect from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

     For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the determination by the valuer.

(11) COSTS

     If either the Landlord or the Tenant fails to pay the relevant part of the fees and expenses of the valuer under sub-clause (8) within 15 Business Days of the same being demanded by the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

(12) TIME NOT OF THE ESSENCE

     Time shall not be of the essence for the purposes of this clause 4.


5.   SERVICE CHARGE

(1) The Tenant shall pay to the Landlord the Provisional Service Charge without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on the date hereof in respect of the period commencing on 17th December 1998 and ending on the next following Quarter Day.

(2) As soon as possible after every Accounting Date the Landlord shall prepare and supply to the Tenant an account:

     (a) showing the Gross Expenses, the Income and the Net Expenses for the Financial Year referred to in the account;

     (b)  containing a fair summary of the items referred to in it; and

     (c) certified by the Landlord or its agents (who may be the managing agents for the Estate).

     The account shall be conclusive evidence of all matters of fact referred to it in it (save in the case of manifest error) and the Tenant shall be afforded on request reasonable facilities for inspecting and taking copies of the accounts and receipts and other documents supporting the account.

(3) In the case of the first Accounting Date after the date for commencement of payment of the Provisional Service Charge specified in clause 5(1), if the proportion of the Tenant's Share of the Net Expenses shown in the account apportioned on a daily basis for the period from that date to the Accounting Date:

     (a) exceeds the amount already paid as Provisional Service Charge before the first Accounting Date, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount already paid as Provisional Service Charge before the first Accounting Date, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge.

(4) In the case of every subsequent Accounting Date, if the Tenant's Share of the Net Expenses shown in the account for the period beginning on the day after the previous Accounting Date and ending on that Accounting Date:

     (a) exceeds the amount paid as Provisional Service Charge during that period, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

     (b) is less than the amount paid as Provisional Service Charge during that period, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge or repay the excess in respect of the last year of the Term.

(5) If the Landlord fails to include in any account for a Financial Year a sum expended or liability incurred in that year the Landlord may include such sum or the amount of such liability in an account for any subsequent Financial Year.

(6)  All sums payable under this clause shall be reserved as rent.

(7)  In this clause:

     "ACCOUNTING DATE" means 31st December or any other date that the Landlord may nominate;

     "FINANCIAL YEAR" means a year ending on an Accounting Date;

     "GROSS EXPENSES" means all the expenses incurred by the Landlord in connection with the Estate including, without limitation, the matters referred to in Schedule 7;

     "GROSS INTERNAL AREA" has the meaning ascribed to that expression in the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (4th Edition);

     "INCOME" means:

     (a) any insurance money received under an insurance policy which the Landlord was obliged to effect under this Lease where the Landlord has incurred expenses in making good the insured loss itself; and

     (b) any money received from any person (other than the service charge paid by the tenants in the Estate) who was liable to contribute to the cost of compliance with the Landlord's obligations under this Lease where the Landlord has itself incurred the expense towards which that person contributed;

     "NET EXPENSES" means the amount by which Gross Expenses exceeds Income;

     "PROVISIONAL SERVICE CHARGE" means:

     (a) in respect of the period from the 17th December 1998 to the next following Accounting Date, the annual sum of (Pounds)3,903.90; and

     (b) in respect of each subsequent Financial Year, the sum fixed from time to time by the Landlord or its agents acting reasonably (who may be the managing agents for the Estate) as being a reasonable estimate of the Tenant's Share of the Net Expenses for the relevant Financial Year;

     "TENANT'S SHARE" means the same proportion of the Net Expenses as the Gross Internal Area of the Property from time to time bears to the Gross Internal Area of the Lettable Areas at such time provided always that if the Landlord shall consider that having regard to the nature and degree of use by the Tenant or other tenants on the Estate of the facilities covered by the Gross Expenses or any other factors which the Landlord may reasonably consider relevant some other proportion ought properly to be payable by the Tenant the Landlord may substitute such other percentage as it shall consider reasonable either with regard to all or any items making up the Net Expenses provided that the proportion of the Net Expenses payable by the Tenant shall not be increased by reason solely or in part of any Lettable Areas being vacant or unlet.


6.   TENANT'S COVENANTS

(1)  INTRODUCTION

     The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 5, 8 and 9.

(2)  RENT

     The Tenant shall:

     (a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction; and

     (b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)  OUTGOINGS

     The Tenant shall:

     (a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or the Car Spaces or assessed, charged or imposed on, or payable by the owner or occupier of the Property or the Car Spaces;

     (b) pay the proportion properly attributable to the Property or the Car Spaces of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or the Car Spaces and other car spaces or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties or the Car Spaces and other car spaces;

     (c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

     (d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

     (e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

     Provided that the Tenant shall not be obliged to pay such sums referred to above to the extent that the same have been recovered by the Landlord under Clause 5.

     In this sub-clause "OUTGOINGS" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)  REPAIR

     The Tenant shall:

     (a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

     (b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

     (c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

     (d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated (where landscaped) and free from weeds;

     (e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

     (f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

     (g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)  REDECORATION

     The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

     In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)  ENTRY BY THE LANDLORD

     The Tenant shall:

     (a) permit the Landlord to enter the Property to examine its condition and take inventories;

     (b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

     (c) permit the Landlord and any person acting as valuer under clause 4 to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property, any action under the Landlord and Tenant Act 1954 Part II, or the implementation of clause 4; and

     (d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

     Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)  REMEDY BREACHES

     The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 6(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)  ALTERATIONS

     Subject to the rights granted to the Tenant in Schedule 2 to this Lease the Tenant shall:

     (a) not make any alteration or addition to the Property (other than the erection, alteration or removal of internal, non structural, demountable partitioning) save as permitted by paragraph (b);

     (b) not make any non-structural alteration to the Property (other than as mentioned in paragraph (a)) without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

     (c) before the End of the Term if required to do so by the Landlord but not otherwise, remove any alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

     In this sub-clause a non-structural alteration is one which does not affect the roof, foundations or exterior of the Property or any load-bearing part of it.

(9)  SIGNS

     The Tenant shall:

     (a) not display on the Property any signs visible from outside the Property except those which in the Landlord's opinion are reasonably necessary in connection with the business carried on at the Property and which are in a form approved by the Landlord and are affixed in positions approved by the Landlord (such approvals not to be unreasonably withheld or delayed);

     (b) at the End of the Term remove all signs (including any erected before the beginning of the Term) and make good all damage caused by their removal; and

     (c) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire save with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed and in making such decision the Landlord shall have due regard to the Tenant's use of the Property.

     In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10) USE

     The Property shall not be used for any purpose other than a use within Class B1, Class B2 or Class B8 of the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease.

(11) USE OBLIGATIONS

     The Tenant shall:

     (a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

     (b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

     (c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

     (d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

     (e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

     (f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

     (g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

     (h)  not overload the Property or its Conduits;

     (i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

     (j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common Parts by others may be impeded; and

     (k) not park vehicles on or load or unload goods onto or from vehicles save in those parts of the Property or the Common Parts designated by the Landlord for that purpose.

(12) STATUTORY REQUIREMENTS

     The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

     In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13) NOTICES

     The Tenant shall:

     (a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business Days of its service;

     (b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

     (c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14) FIRE AUTHORITY REQUIREMENTS

     The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15) PLANNING ACTS

     The Tenant shall:

     (a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

     (b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

     (c) not make any application for planning permission without the Landlord's prior consent (which shall not be unreasonably withheld or delayed) to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

     (d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

     (e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

     (f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

     (g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

     (h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

     (i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

     (j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

     (k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

     (l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

          (i) within 12 months before the date specified in clause 15 of this Lease if the Tenant has served the notice referred to in that clause; or

          (ii) within 12 months before the End of the Term unless the Tenant has exercised its rights to take a new lease under the provisions of the Landlord and Tenant Act 1954;

          and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16) OBSTRUCTION

     The Tenant shall not:

     (a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

     (b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

     (c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17) OBSTRUCTION PROCEEDINGS

     If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

     (a)  notify the same forthwith to the Landlord; and

     (b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18) ACQUISITION OF RIGHTS

     The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.

(19) PARTY MATTERS

     The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property to the extent that those costs and expenses are not recovered under clause 5. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20) NEW GUARANTOR

     If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

     In this sub-clause a guarantor's event of default is any of the following:

     (a)  in the case of a Guarantor who is an individual:

          (i)    the death of the individual;

          (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

          (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

          (iv) the making by the individual of a proposal for a voluntary arrangement;

          (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

     (b)  in the case of a Guarantor which is a company:

          (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

          (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

     (c)  in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to
                 (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21) COSTS

     The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

     (a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

     (b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

     (c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

     (d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

     Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22) INDEMNITY

     The Tenant shall:

     (a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

     (b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

          (i)    the state of repair or condition of the Property;

          (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

          (iii) the construction or existence of any additions or alterations to the Property;

          (iv)   the use of the Property;

          (v)    anything now or in the future attached to or on the Property;

          (vi)   the use of vehicles on the Property;

          (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

          (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

          Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23) NOTICES FOR SALE AND RE-LETTING

     The Tenant shall:

     (a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

     (b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

     (c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24) REGULATIONS

     The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25) CAR SPACES

     The Tenant shall:

     (a) not use the Car Spaces otherwise than for the purpose of the parking of one private motor car in each Car Space and not to keep anything else in the Parking Area including, without limitation, plant, equipment, materials, containers of any description or any skip or other receptacle for refuse or any caravan or temporary building;

     (b) not without the express permission of the Landlord carry out any repairs to any vehicle whilst it is in the Parking Area and if permission is granted ensure that any repairs are carried out in such manner as not to cause any nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area;

     (c) keep the Car Spaces and the surrounding area clean, tidy and free from deposits of oil or grease;

     (d)  not cause any obstruction in the Parking Area;

     (e) take all reasonable and proper precautions against fire occurring in any vehicle using the Car Spaces;

     (f) not do anything in the Parking Area which causes nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area.


(26) FREEHOLD COVENANTS

     The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(27) YIELD UP

     The Tenant shall:

     (a) yield up the Property (except tenant's or trade fixtures including those of the type listed on annexed schedule) to the Landlord at the End of the Term with vacant possession and in accordance with the Tenant's covenants contained in this Lease; and

     (b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(28) RELEASE OF LANDLORD

     If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants) Act 1995:

     (a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

     (b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.


7.   LANDLORD'S COVENANTS

(1)  INTRODUCTION

     The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clauses 5 and 9.

(2)  QUIET ENJOYMENT

     For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.

(3)  SERVICES

     The Landlord shall use all reasonable endeavours to:

     (a) maintain in good working order and repair all Conduits in, under or upon the Estate which serve the Property (other than those which exclusively serve the Property); and

     (b) keep the surfaces of the Common Parts in good repair and cleaned at regular intervals and reasonably well lit.

     The Landlord will not be liable to the Tenant for any breach of these obligations unless the Tenant has given the Landlord notice of the breach and the Landlord is aware or should reasonably be aware of the breach and has failed to remedy the breach within a reasonable time of service of the notice.


8.   ALIENATION

(1)  RESTRICTIONS ON ALIENATION

     The Tenant shall not:

     (a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property; nor

     (b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed).

(2)  ASSIGNMENT

     The Tenant shall not:

     (a)  assign part of the Property; nor

     (b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)  AGREEMENT AS TO CIRCUMSTANCES

     The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

     (a) any rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

     (b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

     (c) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

     (d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

     (e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(4)  AGREEMENT AS TO CONDITIONS

     The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

     (a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

     (b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph (a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

     (c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in
          Schedule 5 (with "ASSIGNEE" substituted for "TENANT" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

     (d) that all rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

     (e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (14) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

     (f) that before the assignment of this Lease to an assignee who is not also taking an assignment of the adjacent Unit numbered 6 the Tenant has constructed to the Landlord's reasonable specification and satisfaction an internal dividing wall between the Property and the adjacent Unit numbered 6.

(5)  FURTHER AGREEMENT

     The Landlord and the Tenant agree that:

     (a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

     (b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)  UNDERLETTING

     The Tenant shall not:

     (a)  underlet part only of the Property;

     (b)  underlet the whole of the Property:

          (i)    without complying with the provisions of sub-clauses (7) to
                 (11); and

          (ii) without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)  UNDERLETTING CONDITIONS

     Not to underlet the whole of the Property without producing to the
     Landlord:

     (a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

     (b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)  COVENANTS ON UNDERLETTING

     The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

     (a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

     (b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)  GUARANTEE ON UNDERLETTING

     If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10) FORM OF UNDERLEASE

     The Tenant shall procure that every underlease shall:

     (a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)    such amendments as may be provided for in paragraphs (b) to
                 (d); and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

     (b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

     (c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

     (d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11) UNDERLEASE REQUIREMENTS

     The Tenant shall:

     (a)  not grant any underlease at a fine or premium;

     (b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

     (c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

     (d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

     (e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord (such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

     (f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

     In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12) ASSOCIATED COMPANIES

     The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant (within the meaning of section 42 of the Landlord and Tenant Act 1954) for so long as both companies remain members of that group and provided that:

     (a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

     (b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13) CHARGING

     The Tenant shall not

     (a)  charge part of the Property; or

     (b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14) REGISTRATION OF DEALINGS

     Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than (Pounds)25, in respect of each assignment, transfer, underlease, charge or devolution.


9.   INSURANCE

(1)  LANDLORD'S INSURANCE OBLIGATIONS

     Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)  SUM AND RISKS INSURED

     The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)  FEES

     The insurance shall extend to:

     (a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

     (b)  the costs of demolition and removal of debris; and

     (c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)  PRODUCTION OF POLICY

     Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)  REINSTATEMENT

     Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

     (a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

     (b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

     (c)  subject to the Tenant complying with its obligations in sub-clauses
          (6)(a)(iii), (7) and (9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)  TENANT'S INSURANCE OBLIGATIONS

     (a)  The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

          All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

     (b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)  VITIATION

     The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)  INCREASED PREMIUM

     The Tenant shall:

     (a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

     (b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)  IRRECOVERABLE REINSTATEMENT COST

     If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10) NOTICE OF DAMAGE

     If the Property is destroyed or damaged by any of the Insured Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11) DOUBLE INSURANCE

     The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12) CESSER OF RENT

     If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13) PREVENTION OF REINSTATEMENT

     The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

     In this sub-clause a supervening event means any of the following:

     (a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

     (b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

     (c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord (acting reasonably);

     (d)  inability of the Landlord to obtain access to the site to reinstate;

     (e) prevention of reinstatement by any cause beyond the control of the Landlord.


10.  RE-ENTRY

(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach (including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)  In this clause an Event of Default is any one of the following:

     (a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

     (b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

     (c)  the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

     (d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

     (e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

     (f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

     (g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

     (h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.


11.  GUARANTEE

     The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.


12.  VALUE ADDED TAX

(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)  Where under the terms of this Lease the Tenant is obliged:

     (a) to make any payment to the Landlord or any other person (including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

     (b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

     then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)  This clause shall not affect the generality of clause 6(3) (Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.


13.  TRUSTEE LIABILITY PROVISION

(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust Assets.

(2) For the purposes of this clause "TRUST ASSETS" means the assets for the time being held upon the trusts of SEPUT.

14.  GENERAL

(1)  INTEREST AND POWERS OF RECOVERY

     If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)  DISPUTES

     In relation to disputes:

     (a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

     (b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)  COMPENSATION

     Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(4)  JOINT AND SEVERAL LIABILITY

     Where the Tenant or any Guarantor is more than one person:

     (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

     (b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(5)  WHOLE AGREEMENT

     This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(6)  REPRESENTATIONS

     The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(7)  RIGHTS OF ENTRY

     All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(8)  INTERPRETATION OF COVENANTS

     Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(9)  TENANT'S POSSESSIONS

     If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

     (a)  the Landlord may dispose of the possessions as agent for the Tenant;

     (b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

     (c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

     (d)  the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii)  any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(10) OTHER LAND

     Nothing contained in or implied by this Lease shall:

     (a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

     (b)  give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(11) SEVERANCE

     To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(12) PERPETUITY PERIOD

     The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(13) NOTICES IN WRITING

     Every notice, consent, approval or direction given under this Lease shall be in writing.

(14) COUNTERPARTS

     This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.


15.  BREAK CLAUSE

     The Tenant may terminate this Lease on 29th September 2013 (the "Termination Date") by giving to the Landlord not less than one year and one day's prior written notice subject, to the Tenant:

     (1) paying any arrears of rent payable pursuant to clause 4(1) and VAT thereon on or before the Termination Date;

     (2)  giving up vacant possession of the Property by the Termination Date

     In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in the lease.


16.  NOTICES

(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property Investment Management Limited at 31 Gresham Street, London EC2V 7QA or such other address as the Landlord shall notify to the Tenant.


17.  GOVERNING LAW AND JURISDICTION

(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf.

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

                                  SCHEDULE 1

                                 THE PROPERTY

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan with the building on it having a Gross Internal Area (as defined in the Code) of 13,013 square feet and known as Unit 7, Phase 1 Matrix Park, Coronation Road, Park Royal, London, NW10. In this Schedule the Code means the fourth edition of the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers.

                                  SCHEDULE 2

                         RIGHTS GRANTED TO THE TENANT


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2.   The right to park 17 motor cars in the Car Spaces.

3. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

4. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

5. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

6. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.

                                  SCHEDULE 3

                        RIGHTS RESERVED TO THE LANDLORD

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 6(6) PROVIDED THAT such right shall only be exercised (except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).

                                  SCHEDULE 4

                        MATTERS AFFECTING THE FREEHOLD

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement

                                  SCHEDULE 5

                             GUARANTEE PROVISIONS

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.   The obligations of the Guarantor under this Lease:

     (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

     (b)  will not be affected by:

          (i)    any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3.   So long as this guarantee remains in force the Guarantor shall not:

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

     (c)  exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated


5.   If:

     (a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

     (b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

     (c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

     (d)  this Lease is forfeited,

     then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

                                  SCHEDULE 6

                        AUTHORISED GUARANTEE PROVISIONS


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.   The obligations of the Guarantor under this guarantee will not be affected by:

     (a)  any time or indulgence granted to the Assignee by the Landlord;

     (b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

     (c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

     (d) the release of one or more of the parties defined as the Guarantor (if more than one); or

     (e) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.   During the Guarantee Period the Guarantor shall not;

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

     (c)  exercise any right of set off against the Assignee.

9.   To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10 If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.  In this Schedule:

     "ACT" means the Landlord and Tenant (Covenants) Act 1995;

     "ASSIGNEE" means [INSERT NAME OF ASSIGNEE IN RESPECT OF WHOM THE TENANT IS ENTERING INTO THE AUTHORISED GUARANTEE AGREEMENT];

     "GUARANTEE PERIOD" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

     "GUARANTOR" means the outgoing Tenant.

                                  SCHEDULE 7

                             SERVICE CHARGE COSTS

1. The cost of inspecting, repairing, maintaining, cleaning, decorating and lighting the whole of the Retained Areas (including any party walls separating Lettable Areas) including any retaining walls situate on the Estate and the boundary walls and fences of the Estate and all Conduits serving the Estate (excluding those serving solely any of the Lettable Areas).

2.   The cost of providing the services referred to in clause 7(3).

3. The cost of the maintenance (including planting) of all open and landscaped areas within the Retained Area.

4. The cost of the erection and maintenance of directional or other signs or notice boards relating to the Estate or it occupiers.

5. The cost of the establishment and enforcement of regulations for the benefit or better ordering of the Estate or any part of the Estate.

6.   The cost of providing caretaking and security services to the Estate.

7. The cost of marking out the roads, footpaths, service areas, loading bays and all other relevant parts of the Retained Areas.

8.   The cost of refuse disposal.

9. The cost of all fuel for the functions referred to in the other paragraphs of this Schedule.

10. All Outgoings (as defined in clause 6(3)) assessed, charged or imposed on the Estate as a whole and the Retained Areas.

11. Any amount which the Landlord may be called upon to pay as a contribution towards the expense of making, repairing, maintaining, cleaning or lighting anything used by the Estate and any nearby property.

12. The cost of complying with, making representations against or contesting the incidence of any enactment relating or alleged to relate to the Estate.

13. All professional fees reasonably and properly incurred by the Landlord in connection with the administration and the general management of the Estate including (without limitation):

     (a) the Landlord's agent's fees in connection with management of the Estate (excluding rent collection); and

     (b)  fees payable in connection with the service charge account.

14. The reasonable fees of the Landlord or any company associated with the Landlord where the Landlord or that company, rather than a third party, undertakes any obligations under this Lease or other function referred to in this Schedule.

15. The interest and fees on borrowing any money to finance any of the functions referred to in this Schedule.

16. Any other sum properly incurred by the Landlord in connection with the management of the Estate.

SIGNED as a deed by               )
Michael Colin Warner Trust Manager)
as attorney for LLOYDS BANK PLC   )
in the presence of:               )


Witness's    /s/ A.G. Schofield
Signature: ..........................

Name : A.G. Schofield.................

Address : Lloyds Bank
          Securities Service
          Hay's Lane House
          1, Hay's Lane
          London SE1 2HA

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

                     Schedule referred to in Clause 6(27)

 1. Permanent and temporary generator systems including enclosures and fuel tanks with the associated electronic and manual switch gear.

 2. Mechanical Systems ie. Air Conditioning, and condenser systems, air handlers and electrical dampers.

 3. Raised Flooring, Racking, Cage materials, cabinets and patch panels, Mezzanine flooring.

 4.     UPS Battery Systems including electrical switch gear.

 5.     Any customer satellite dishes installed on roof or parking lot areas.

 6.     FM200 fire suppression canisters, piping and nozzles.

 7.     VESDA or smoke sensor stations in ceiling or floor area.

 8. Inside or outside security cameras, access card reader stations, VCR, multiplexer, monitors and computers.

 9. Parition and conference room furniture systems and freestanding, cabinets, storage units.

10. Telephone and voice mail system with desk stations and receptionist, computers, servers, printers, phone sets.

11.     Fibre Muxes or other Telco equipment installed in MPOE rooms.

12.     Emergency distribution board and telephone backboard with connectors.

13.     Maintenance bypass electronic and manual switch gear.

14.     Transformers and Power Distributions Units installed on premises.

15.     Kitchen appliances like microwaves, refrigerators and vending machines.

16.     Console monitors, screen projection and screens in command centre.

17.     Bulletproof/resistant glass.

18. Satellite dishes or other communications equipment installed on roof or in parking lot.

                           DATED 24th December 1998
                         -----------------------------


   LLOYDS BANK PLC (AS TRUSTEE FOR SCHRODER EXEMPT PROPERTY UNIT TRUST) (1)



                                    - and -



                          EXODUS INTERNET LIMITED (2)



                       ---------------------------------

                          RENT SECURITY DEPOSIT DEED
                    RELATING TO UNIT 5 PHASE 1 MATRIX PARK
                   CORONATION ROAD  PARK ROYAL  LONDON NW10

                       ---------------------------------


                                  WILDE SAPTE
                                 1 Fleet Place
                                London EC4M 7WS

                              Tel. 0171 246 7000
                              Fax. 0171 246 7777

                              Ref: TLF/SJG/143834
                                 PY0407348.02

                               TABLE OF CONTENTS

CLAUSE    HEADING                                                   PAGE NO.
1.        Definitions and Interpretation............................    1
2.        The Deposit...............................................    2
3.        The Deposit Account.......................................    3
4.        Withdrawals from and Maintenance of the Deposit Account...    3
5.        Transfer of the Landlord's Interest.......................    4
6.        Release of Deposit........................................    4
7.        Interest..................................................    5
8.        Miscellaneous.............................................    5

THIS DEED is made the 24th day of December 1998

BETWEEN

(1) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS ("THE LANDLORD")

(2) EXODUS INTERNET LIMITED whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (Company Number 3591136) ("THE TENANT")

WHEREAS

(A)       This Deed is supplemental to the Lease

(B) The Landlord is entitled to the reversion immediately expectant upon the determination of the term of the Lease and the Tenant is entitled to the residue of the term of the Lease


WITNESSES as follows:

1.        DEFINITIONS AND INTERPRETATION

1.1       DEFINITIONS

          In this Deed unless the context otherwise requires or except as otherwise expressly provided the "BANK" means Lloyds Bank PLC or such other London Clearing Bank or registered building society of the Landlord's choice at which the Deposit Account is maintained from time to time the "DEPOSIT" means the moneys referred to in Clause 2 below together with any interest credited to the Deposit Account and any moneys received from the Tenant and added to the Deposit Account the "DEPOSIT ACCOUNT" means such interest bearing deposit account opened at the Bank in the Landlord's name and into which the Deposit is paid by the Landlord the "LANDLORD" (where the context so admits) shall include its successors in title and personal representatives the "LEASE" means the lease dated today made between the Landlord and Tenant of the Property for a term of 25 years from [29th September] 1998 and includes all documents made supplemental or pursuant thereto

          "NET ASSET VALUE" means tangible net asset value excluding goodwill and intellectual property determined in accordance with UK Accounting Principles.

          "NET PROFITS" means net trading profit (excluding extraordinary and exceptional items) or net investment income (after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles the "PROPERTY" means Unit 5 Phase 1 Matrix Park Coronation Road Park Royal London NW10 being the property demised by the Lease

          "RENTAL LIABILITY" means a sum equal to the rent from time to time payable under the Lease or (if higher) the Landlord's reasonable estimate of the anticipated rent payable under the Lease following any rent review outstanding during the Years of Account

          "UK ACCOUNTING PRINCIPLES" means UK accounting principles generally accepted from time to time and consistently applied

          "YEARS OF ACCOUNT" means three consecutive years of account

1.2       INTERPRETATION

          In this Deed (unless otherwise provided)

          1.2.1 clause headings are inserted for ease of reference only and shall not affect construction

          1.2.2 reference to clauses and sub-clauses are to the clauses and sub-clauses of and to this Deed and

          1.2.3 words denoting one gender include all genders, words denoting individuals or persons include corporations and trusts and vice versa, words denoting the singular include the plural and vice versa, and words denoting the whole include a reference to any part thereof


2.        THE DEPOSIT

2.1 The Landlord hereby acknowledges receipt of a bank draft issued by a bank which is a member of CHAPS Limited or of the receipt of monies by telegraphic transfer to its solicitors account in the sum of (Pounds)121,148 (ONE HUNDRED AND TWENTY ONE THOUSAND ONE HUNDRED AND FORTY EIGHT POUNDS) plus Value Added Tax such payment being made as security for the due performance and observance of the covenants agreements and conditions on the part of the Tenant under the Lease and all losses costs and expenses which the Landlord may incur by reason of or consequent upon any breach of those covenants agreements and conditions and (without prejudice to the generality of the foregoing) as more particularly provided in Clause 4 below and the Landlord shall be entitled to set off the Deposit against any sums owed to it under the Lease

2.2 Following the ascertainment of a revised rent expressed as an annual amount (the "Revised Rent") in accordance with clause 4 of the Lease the Tenant shall pay to the Landlord by way of a bank draft issued by a bank which is a member of CHAPS Limited within seven days of such ascertainment an additional sum calculated in accordance with the following formula (the "Additional Sum") plus VAT on the Additional Sum:


          (Pounds)X =    (Pounds)A - B

          Where:

          X         =    the additional sum to be paid to the Landlord in
                         accordance with this Clause

          A         =    the amount of the Revised Rent

          B         =    the yearly rent payable under clause 4 of the Lease
                         immediately prior to the ascertainment of the Revised
                         Rent or the yearly rent which would be payable immediately prior to such ascertainment but for any abatement or suspension of rent under the Lease

2.3 Within five Working Days of receipt of the Additional Sum by the Landlord the Landlord shall pay the Additional Sum into the Deposit Account and the Additional Sum shall thereafter form part of the Deposit against which the Landlord shall be entitled to set off any sums owed to it under the Lease in accordance with this Deed

3.        THE DEPOSIT ACCOUNT

3.1 The Landlord shall forthwith place the Deposit in the Deposit Account until withdrawal or repayment of the Deposit in accordance with the terms of Clause 6 below

3.2 The Landlord shall also credit to the Deposit Account any sums subsequently paid to it by the Tenant under Clause 4.2


4.        WITHDRAWALS FROM AND MAINTENANCE OF THE DEPOSIT ACCOUNT

4.1 The Landlord and Tenant hereby agree that without prejudice to any other right or remedy which the Landlord may have under this Deed or the Lease the Landlord shall be entitled on 5 days prior written notice to the Tenant to withdraw from the Deposit from time to time the sums specified below which shall thereupon become the absolute property of the Landlord

          4.1.1 any liquidated and ascertained sum (including interest) (whether rent or otherwise and whether or not any formal demand has been made) which is due to the Landlord from the Tenant in respect of the Lease and which is unpaid for a period of fourteen days after the due date

          4.1.2 any liquidated and ascertained loss, expense, cost, claim, liability or damage suffered or incurred by the Landlord as the result of any breach of any covenant agreement or condition on the part of the Tenant under the Lease

4.2 The Landlord shall notify the Tenant in writing within fourteen days after any withdrawal of any sum from the Deposit and the reason for such withdrawal and (if the Lease is still subsisting) the Tenant hereby covenants forthwith to pay the Landlord for payment into the Deposit Account a bank draft issued by a bank which is a member of CHAPS Limited for such further sum as shall restore the Deposit to its balance prior to such withdrawal

4.3 It is further agreed that if the Lease shall be forfeited or disclaimed by any liquidator or trustee in bankruptcy of the Tenant or otherwise determined otherwise than by agreement (which agreement shall include the valid exercise of an option to determine the Lease) the Deposit shall continue to be available to the Landlord in the manner set out above until it shall be exhausted or until there shall be no further liability of the Tenant to the Landlord whereupon any remaining balance of the Deposit shall be released to the Tenant as soon as reasonably practicable

4.4 The Landlord should as soon as reasonably practicable pay into the Deposit Account the full amount of any sum (together with Interest (as defined in the Lease)) shown to have been incorrectly withdrawn by the Landlord or if earlier following the date on which the Landlord first becomes aware of an error having been made


5.        TRANSFER OF THE LANDLORD'S INTEREST

          If the Landlord transfers the reversion immediately expectant upon the determination of the Lease before the Deposit has become repayable to the Tenant pursuant to Clause 6 either

5.1       5.1.1     the Tenant shall if required by (and at the cost of) the
                    Landlord such costs if incurred by the Tenant to be reasonable, enter into a rent deposit deed with the transferee of such reversion in identical terms to this Deed
                    (but with the name of the transferee being substituted for the name of the Landlord) and

          5.1.2 the Landlord shall procure that any transferee enters into a rent deposit deed with the Tenant in identical terms to this Deed (but with the transferee's name substituted for the name of the Landlord) and on completion of such deed transfer the balance of the Deposit to such account as shall have been opened by the transferee (after the deduction of any sum withdrawn pursuant to Clause 4 above) and upon serving notice of such transfer on the Tenant shall forthwith be released automatically from any further liability under the terms of this Deed

          or

5.2 The Landlord may instead release the balance of the Deposit to the Tenant (after the deduction of any sum withdrawn pursuant to Clause 4 above)


6.        RELEASE OF DEPOSIT

6.1 The Deposit or such part thereof as shall be remaining shall be released by the Landlord and repaid to the Tenant on the earlier of:

          6.1.1 one calendar month after the expiration or sooner determination (by agreement) of the term granted by the Lease or its determination in consequence of the exercise by the Tenant of any option to determine conferred on it by the Lease and in either case vacant possession of the premises demised by the Lease being given to the Landlord; or

         6.1.2 the Tenant demonstrating that it has made Net Profits for each of the immediately preceding Years of Account at least equal to three times the Rental Liability and that in each of those Years of Account it has a Net Asset Value of not less than five times the Rental Liability and provided always the Tenant has paid to the Landlord all sums set out as in Clause 4 above (failing which the Landlord may deduct such sums as are properly due from the Deposit) the Landlord shall then release the balance to the Tenant within 5 working days of receipt of a written request from the Tenant for such release

6.2 The Tenant may demonstrate that it satisfies the requirements of Clause 6.1.2 by means of audited accounts or by means of such other evidence as shall be reasonably acceptable to the Landlord

7.       INTEREST

7.1 The Landlord shall use all reasonable endeavours to select a Deposit Account which yields the best rate of interest reasonably obtainable from the Bank having regard to the provisions of this Deed

7.2 The interest accruing on the Deposit shall belong to the Tenant but in the first instance shall be used in or towards payment of any sums payable by the Tenant pursuant to clauses 2.3 and 4.2 of this Deed and subject thereto such interest (less tax properly deducted) shall be paid to the Tenant on an annual basis

7.3 All tax payable in respect of interest accruing on the Deposit shall be paid by the Tenant from its own money

8.       MISCELLANEOUS

         It is hereby agreed and declared that:

         8.1 The existence of the Deposit shall not prejudice the Landlord's ability to proceed against the Tenant for any breach of any covenant agreement or condition on the part of the Tenant under the Lease or entitle the Tenant to withhold any moneys or fail to perform any covenant agreement or condition under the Lease and the Deposit shall not be regarded as an advance payment of rent

         8.2 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation on the part of the Tenant contained in this Deed as on the happening of any of the events mentioned in the Lease

         8.3 The rights of the Landlord under this Deed do not limit its rights under the Lease

         8.4 The provisions as to notices contained in the Lease shall apply to notices served pursuant to this Deed

         8.5 The Landlord may at any time terminate this Deed by paying the Deposit to the Tenant and on doing so will automatically be released from all liabilities and obligations under this Deed except in relation to rights of the Tenant that have arisen before the termination

         8.6 Any termination under clause 8.5 and any payment of the Deposit shall not affect the Landlord's rights under the Lease

         8.7 The Tenant shall not assign to any person whatsoever the benefit of any of the Tenant's rights under this Deed, nor assign, transfer or otherwise dispose of all or any part of its rights, title or interest in or to the Deposit, nor create any further encumbrance or other security interest over the whole or any part of the Deposit

         8.8 If any provision of this Deed is or becomes void or unenforceable in whole or in part that provision to that extent is to be deemed not to form part of this Deed but the validity and enforceability of the remainder of that provision or of the Deed are not to be affected

         8.9 This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement

AS WITNESS this Deed (which shall be delivered when dated) has been executed by the parties or their duly authorised representatives on the date first stated above

SIGNED and DELIVERED as a DEED   )
by [Michael Colin Warner] Trust  )
Manager as attorney for LLOYDS   )
BANK PLC in the presence of:     )

        /s/ A.G. Schofield
        A.G. Schofield

        Lloyd's Bank
        Securities Services
        Hay's Lane House
        1, Hay's Lane
        London SE1 2HA



EXECUTED and DELIVERED as a DEED by       )
EXODUS INTERNET LIMITED acting by two     )
Directors or a Director and its           )
Company Secretary                         )

                                          Director


                                          Director/Company Secretary

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

                           DATED 24th December 1998
                      ---------------------------------


   LLOYDS BANK PLC (AS TRUSTEE FOR SCHRODER EXEMPT PROPERTY UNIT TRUST) (1)



                                    - and -



                          EXODUS INTERNET LIMITED (2)



                 ---------------------------------------------
                          RENT SECURITY DEPOSIT DEED
                    RELATING TO UNIT 6 PHASE 1 MATRIX PARK
                    CORONATION ROAD PARK ROYAL LONDON NW10

                 --------------------------------------------


                                  WILDE SAPTE
                                 1 Fleet Place
                                London EC4M 7WS

                              Tel. 0171 246 7000
                              Fax. 0171 246 7777

                              Ref: TLF/SJG/143834
                                 PY0407348.02

                               TABLE OF CONTENTS

CLAUSE    HEADING                                                       PAGE NO.
1.        Definitions and Interpretation............................       1
2.        The Deposit...............................................       2
3.        The Deposit Account.......................................       3
4.        Withdrawals from and Maintenance of the Deposit Account...       3
5.        Transfer of the Landlord's Interest.......................       4
6.        Release of Deposit........................................       4
7.        Interest..................................................       5
8.        Miscellaneous.............................................       5

THIS DEED is made the 24th day of December 1998

BETWEEN

(1) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS ("THE LANDLORD")

(2) EXODUS INTERNET LIMITED whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (Company Number 3591136) ("THE TENANT")

WHEREAS

(A)    This Deed is supplemental to the Lease

(B) The Landlord is entitled to the reversion immediately expectant upon the determination of the term of the Lease and the Tenant is entitled to the residue of the term of the Lease


WITNESSES as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Deed unless the context otherwise requires or except as otherwise expressly provided the "BANK" means Lloyds Bank PLC or such other London Clearing Bank or registered building society of the Landlord's choice at which the Deposit Account is maintained from time to time the "DEPOSIT" means the moneys referred to in Clause 2 below together with any interest credited to the Deposit Account and any moneys received from the Tenant and added to the Deposit Account the "DEPOSIT ACCOUNT" means such interest bearing deposit account opened at the Bank in the Landlord's name and into which the Deposit is paid by the Landlord the "LANDLORD" (where the context so admits) shall include its successors in title and personal representatives the "LEASE" means the lease dated today made between the Landlord and Tenant of the Property for a term of 25 years from [29th September] 1998 and includes all documents made supplemental or pursuant thereto

     "NET ASSET VALUE" means tangible net asset value excluding goodwill and intellectual property determined in accordance with UK Accounting Principles.

     "NET PROFITS" means net trading profit (excluding extraordinary and exceptional items) or net investment income (after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles the "PROPERTY" means Unit 6 Phase 1 Matrix Park Coronation Road Park Royal London NW10 being the property demised by the Lease

     "RENTAL LIABILITY" means a sum equal to the rent from time to time payable under the Lease or (if higher) the Landlord's reasonable estimate of the anticipated rent payable under the Lease following any rent review outstanding during the Years of Account

     "UK ACCOUNTING PRINCIPLES" means UK accounting principles generally accepted from time to time and consistently applied

     "YEARS OF ACCOUNT" means three consecutive years of account

1.2  INTERPRETATION

     In this Deed (unless otherwise provided)

     1.2.1 clause headings are inserted for ease of reference only and shall not affect construction

     1.2.2 reference to clauses and sub-clauses are to the clauses and sub-clauses of and to this Deed and

     1.2.3 words denoting one gender include all genders, words denoting individuals or persons include corporations and trusts and vice versa, words denoting the singular include the plural and vice versa, and words denoting the whole include a reference to any part thereof

2.   THE DEPOSIT

2.1 The Landlord hereby acknowledges receipt of a bank draft issued by a bank which is a member of CHAPS Limited or of the receipt of monies by telegraphic transfer to its solicitors account in the sum of (Pounds)100,641.50 (ONE HUNDRED THOUSAND SIX HUNDRED AND FORTY ONE POUNDS FIFTY PENCE) plus Value Added Tax such payment being made as security for the due performance and observance of the covenants agreements and conditions on the part of the Tenant under the Lease and all losses costs and expenses which the Landlord may incur by reason of or consequent upon any breach of those covenants agreements and conditions and (without prejudice to the generality of the foregoing) as more particularly provided in Clause 4 below and the Landlord shall be entitled to set off the Deposit against any sums owed to it under the Lease

2.2 Following the ascertainment of a revised rent expressed as an annual amount (the "Revised Rent") in accordance with clause 4 of the Lease the Tenant shall pay to the Landlord by way of a bank draft issued by a bank which is a member of CHAPS Limited within seven days of such ascertainment an additional sum calculated in accordance with the following formula (the "Additional Sum") plus VAT on the Additional Sum:

     (Pounds)X  =  (Pounds)A - B

     Where:

     X          =  the additional sum to be paid to the Landlord in accordance with this Clause

     A          =  the amount of the Revised Rent

     B          =  the yearly rent payable under clause 4 of the Lease
                   immediately prior to the ascertainment of the Revised Rent or the yearly rent which would be payable immediately prior to such ascertainment but for any abatement or suspension of rent under the Lease

2.3 Within five Working Days of receipt of the Additional Sum by the Landlord the Landlord shall pay the Additional Sum into the Deposit Account and the Additional Sum shall thereafter form part of the Deposit against which the Landlord shall be entitled to set off any sums owed to it under the Lease in accordance with this Deed

3.   THE DEPOSIT ACCOUNT

3.1 The Landlord shall forthwith place the Deposit in the Deposit Account until withdrawal or repayment of the Deposit in accordance with the terms of Clause 6 below

3.2 The Landlord shall also credit to the Deposit Account any sums subsequently paid to it by the Tenant under Clause 4.2


4.   WITHDRAWALS FROM AND MAINTENANCE OF THE DEPOSIT ACCOUNT

4.1 The Landlord and Tenant hereby agree that without prejudice to any other right or remedy which the Landlord may have under this Deed or the Lease the Landlord shall be entitled on 5 days prior written notice to the Tenant to withdraw from the Deposit from time to time the sums specified below which shall thereupon become the absolute property of the Landlord

     4.1.1 any liquidated and ascertained sum (including interest) (whether rent or otherwise and whether or not any formal demand has been made) which is due to the Landlord from the Tenant in respect of the Lease and which is unpaid for a period of fourteen days after the due date

     4.1.2 any liquidated and ascertained loss, expense, cost, claim, liability or damage suffered or incurred by the Landlord as the result of any breach of any covenant agreement or condition on the part of the Tenant under the Lease

4.2 The Landlord shall notify the Tenant in writing within fourteen days after any withdrawal of any sum from the Deposit and the reason for such withdrawal and (if the Lease is still subsisting) the Tenant hereby covenants forthwith to pay the Landlord for payment into the Deposit Account a bank draft issued by a bank which is a member of CHAPS Limited for such further sum as shall restore the Deposit to its balance prior to such withdrawal

4.3 It is further agreed that if the Lease shall be forfeited or disclaimed by any liquidator or trustee in bankruptcy of the Tenant or otherwise determined otherwise than by agreement (which agreement shall include the valid exercise of an option to determine the Lease) the Deposit shall continue to be available to the Landlord in the manner set out above until it shall be exhausted or until there shall be no further liability of the Tenant to the Landlord whereupon any remaining balance of the Deposit shall be released to the Tenant as soon as reasonably practicable

4.4 The Landlord should as soon as reasonably practicable pay into the Deposit Account the full amount of any sum (together with Interest (as defined in the Lease)) shown to have been incorrectly withdrawn by the Landlord or if earlier following the date on which the Landlord first becomes aware of an error having been made


5.   TRANSFER OF THE LANDLORD'S INTEREST

     If the Landlord transfers the reversion immediately expectant upon the determination of the Lease before the Deposit has become repayable to the Tenant pursuant to Clause 6 either

5.1  5.1.1         the Tenant shall if required by (and at the cost of) the
                   Landlord such costs if incurred by the Tenant to be reasonable, enter into a rent deposit deed with the transferee of such reversion in identical terms to this Deed
                   (but with the name of the transferee being substituted for the name of the Landlord) and

     5.1.2 the Landlord shall procure that any transferee enters into a rent deposit deed with the Tenant in identical terms to this Deed (but with the transferee's name substituted for the name of the Landlord) and on completion of such deed transfer the balance of the Deposit to such account as shall have been opened by the transferee (after the deduction of any sum withdrawn pursuant to Clause 4 above) and upon serving notice of such transfer on the Tenant shall forthwith be released automatically from any further liability under the terms of this Deed

     or

5.2 The Landlord may instead release the balance of the Deposit to the Tenant (after the deduction of any sum withdrawn pursuant to Clause 4 above)


6.   RELEASE OF DEPOSIT

6.1 The Deposit or such part thereof as shall be remaining shall be released by the Landlord and repaid to the Tenant on the earlier of:

     6.1.1 one calendar month after the expiration or sooner determination (by agreement) of the term granted by the Lease or its determination in consequence of the exercise by the Tenant of any option to determine conferred on it by the Lease and in either case vacant possession of the premises demised by the Lease being given to the Landlord; or

     6.1.2 the Tenant demonstrating that it has made Net Profits for each of the immediately preceding Years of Account at least equal to three times the Rental Liability and that in each of those Years of Account it has a Net Asset Value of not less than five times the Rental Liability and provided always the Tenant has paid to the Landlord all sums set out as in Clause 4 above (failing which the Landlord may deduct such sums as are properly due from the Deposit) the Landlord shall then release the balance to the Tenant within 5 working days of receipt of a written request from the Tenant for such release

6.2  The Tenant may demonstrate that it satisfies the requirements of Clause
     6.1.2 by means of audited accounts or by means of such other evidence as shall be reasonably acceptable to the Landlord


7.   INTEREST

7.1 The Landlord shall use all reasonable endeavours to select a Deposit Account which yields the best rate of interest reasonably obtainable from the Bank having regard to the provisions of this Deed

7.2 The interest accruing on the Deposit shall belong to the Tenant but in the first instance shall be used in or towards payment of any sums payable by the Tenant pursuant to clauses 2.3 and 4.2 of this Deed and subject thereto such interest (less tax properly deducted) shall be paid to the Tenant on an annual basis

7.3 All tax payable in respect of interest accruing on the Deposit shall be paid by the Tenant from its own money


8.   MISCELLANEOUS

     It is hereby agreed and declared that:

     8.1 The existence of the Deposit shall not prejudice the Landlord's ability to proceed against the Tenant for any breach of any covenant agreement or condition on the part of the Tenant under the Lease or entitle the Tenant to withhold any moneys or fail to perform any covenant agreement or condition under the Lease and the Deposit shall not be regarded as an advance payment of rent

     8.2 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation on the part of the Tenant contained in this Deed as on the happening of any of the events mentioned in the Lease

     8.3 The rights of the Landlord under this Deed do not limit its rights under the Lease

     8.4 The provisions as to notices contained in the Lease shall apply to notices served pursuant to this Deed

     8.5 The Landlord may at any time terminate this Deed by paying the Deposit to the Tenant and on doing so will automatically be released from all liabilities and obligations under this Deed except in relation to rights of the Tenant that have arisen before the termination

     8.6 Any termination under clause 8.5 and any payment of the Deposit shall not affect the Landlord's rights under the Lease

     8.7 The Tenant shall not assign to any person whatsoever the benefit of any of the Tenant's rights under this Deed, nor assign, transfer or otherwise dispose of all or any part of its rights, title or interest in or to the Deposit, nor create any further encumbrance or other security interest over the whole or any part of the Deposit

     8.8 If any provision of this Deed is or becomes void or unenforceable in whole or in part that provision to that extent is to be Deemed not to form part of this deed but the validity and enforceability of the remainder of that provision or of the Deed are not to be affected

     8.9 This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement

AS WITNESS this Deed (which shall be delivered when dated) has been executed by the parties or their duly authorised representatives on the date first stated above

SIGNED and DELIVERED as a DEED by           )
[Michael Colin Warner] Trust Manager as     )
attorney for LLOYDS BANK PLC in the         )
presence of:                                )


        /s/ A.G. Schofield
        A.G. Schofield

        Lloyd's Bank
        Securities Services
        Hay's Lane House
        1, Hay's Lane
        London, SE1 2HA


EXECUTED and DELIVERED as a DEED by   )
EXODUS INTERNET LIMITED acting by two )
Directors or a Director and its       )
Company Secretary                     )

                                      Director


                                      Director/Company Secretary

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

                          DATED 24th December 1998
                    ---------------------------------------



   LLOYDS BANK PLC (AS TRUSTEE FOR SCHRODER EXEMPT PROPERTY UNIT TRUST) (1)



                                    - and -



                          EXODUS INTERNET LIMITED (2)



                     _____________________________________

                          RENT SECURITY DEPOSIT DEED
                    RELATING TO UNIT 7 PHASE 1 MATRIX PARK
                    CORONATION ROAD PARK ROYAL LONDON NW10

                     _____________________________________




                                  WILDE SAPTE
                                 1 Fleet Place
                                London EC4M 7WS

                               Tel. 0171 246 7000
                               Fax. 0171 246 7777

                              REF: TLF/SJG/143834
                                 PY0397901.04

                               TABLE OF CONTENTS

CLAUSE    HEADING                                                PAGE NO.
1.        Definitions and Interpretation..........................  1
2.        The Deposit.............................................  2
3.        The Deposit Account.....................................  3
4.        Withdrawals from and Maintenance of the Deposit Account.  3
5.        Transfer of the Landlord's Interest.....................  4
6.        Release of Deposit......................................  4
7.        Interest................................................  5
8.        Miscellaneous...........................................  5


THIS DEED is made the 24th day of December 1998

BETWEEN

(1) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS ("THE LANDLORD")

(2) EXODUS INTERNET LIMITED whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (Company Number 3591136) ("THE TENANT")

WHEREAS

(A)    This Deed is supplemental to the Lease

(B) The Landlord is entitled to the reversion immediately expectant upon the determination of the term of the Lease and the Tenant is entitled to the residue of the term of the Lease


WITNESSES as follows:

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       In this Deed unless the context otherwise requires or except as otherwise expressly provided the "BANK" means Lloyds Bank PLC or such other London Clearing Bank or registered building society of the Landlord's choice at which the Deposit Account is maintained from time to time the "DEPOSIT" means the moneys referred to in Clause 2 below together with any interest credited to the Deposit Account and any moneys received from the Tenant and added to the Deposit Account the "DEPOSIT ACCOUNT" means such interest bearing deposit account opened at the Bank in the Landlord's name and into which the Deposit is paid by the Landlord the "LANDLORD" (where the context so admits) shall include its successors in title and personal representatives the "LEASE" means the lease dated today made between the Landlord and Tenant of the Property for a term of 25 years from [29th September] 1998 and includes all documents made supplemental or pursuant thereto

       "NET ASSET VALUE" means tangible net asset value excluding goodwill and intellectual property determined in accordance with UK Accounting Principles.

       "NET PROFITS" means net trading profit (excluding extraordinary and exceptional items) or net investment income (after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles the "PROPERTY" means Unit 7 Phase 1 Matrix Park Coronation Road Park Royal London NW10 being the property demised by the Lease

       "RENTAL LIABILITY" means a sum equal to the rent from time to time payable under the Lease or (if higher) the Landlord's reasonable estimate of the anticipated rent payable under the Lease following any rent review outstanding during the Years of Account

       "UK ACCOUNTING PRINCIPLES" means UK accounting principles generally accepted from time to time and consistently applied

       "YEARS OF ACCOUNT" means three consecutive years of account


1.2    INTERPRETATION

       In this Deed (unless otherwise provided)

       1.2.1 clause headings are inserted for ease of reference only and shall not affect construction

       1.2.2 reference to clauses and sub-clauses are to the clauses and sub-clauses of and to this Deed and

       1.2.3 words denoting one gender include all genders, words denoting individuals or persons include corporations and trusts and vice versa, words denoting the singular include the plural and vice versa, and words denoting the whole include a reference to any part thereof

2.     THE DEPOSIT

2.1 The Landlord hereby acknowledges receipt of a bank draft issued by a bank which is a member of CHAPS Limited or of the receipt of monies by telegraphic transfer to its solicitors account in the sum of (Pounds)100,850.75 (ONE HUNDRED THOUSAND EIGHT HUNDRED AND FIFTY POUNDS SEVENTY FIVE PENCE) plus Value Added Tax such payment being made as security for the due performance and observance of the covenants agreements and conditions on the part of the Tenant under the Lease and all losses costs and expenses which the Landlord may incur by reason of or consequent upon any breach of those covenants agreements and conditions and (without prejudice to the generality of the foregoing) as more particularly provided in Clause 4 below and the Landlord shall be entitled to set off the Deposit against any sums owed to it under the Lease

2.2 Following the ascertainment of a revised rent expressed as an annual amount (the "Revised Rent") in accordance with clause 4 of the Lease the Tenant shall pay to the Landlord by way of a bank draft issued by a bank which is a member of CHAPS Limited within seven days of such ascertainment an additional sum calculated in accordance with the following formula (the "Additional Sum") plus VAT on the Additional Sum:

       (Pounds)X  =  (Pounds)A - B

       Where:

       X          =  the additional sum to be paid to the Landlord in accordance with this Clause

       A          =  the amount of the Revised Rent

       B          =  the yearly rent payable under clause 4 of the Lease
                     immediately prior to the ascertainment of the Revised Rent or the yearly rent which would be payable immediately prior to such ascertainment but for any abatement or suspension of rent under the Lease

2.3 Within five Working Days of receipt of the Additional Sum by the Landlord the Landlord shall pay the Additional Sum into the Deposit Account and the Additional Sum shall thereafter form part of the Deposit against which the Landlord shall be entitled to set off any sums owed to it under the Lease in accordance with this Deed

3.     THE DEPOSIT ACCOUNT


3.1 The Landlord shall forthwith place the Deposit in the Deposit Account until withdrawal or repayment of the Deposit in accordance with the terms of Clause 6 below

3.2 The Landlord shall also credit to the Deposit Account any sums subsequently paid to it by the Tenant under Clause 4.2

4.     WITHDRAWALS FROM AND MAINTENANCE OF THE DEPOSIT ACCOUNT

4.1 The Landlord and Tenant hereby agree that without prejudice to any other right or remedy which the Landlord may have under this Deed or the Lease the Landlord shall be entitled on 5 days prior written notice to the Tenant to withdraw from the Deposit from time to time the sums specified below which shall thereupon become the absolute property of the Landlord

       4.1.1 any liquidated and ascertained sum (including interest) (whether rent or otherwise and whether or not any formal demand has been made) which is due to the Landlord from the Tenant in respect of the Lease and which is unpaid for a period of fourteen days after the due date

       4.1.2 any liquidated and ascertained loss, expense, cost, claim, liability or damage suffered or incurred by the Landlord as the result of any breach of any covenant agreement or condition on the part of the Tenant under the Lease

4.2 The Landlord shall notify the Tenant in writing within fourteen days after any withdrawal of any sum from the Deposit and the reason for such withdrawal and (if the Lease is still subsisting) the Tenant hereby covenants forthwith to pay the Landlord for payment into the Deposit Account a bank draft issued by a bank which is a member of CHAPS Limited for such further sum as shall restore the Deposit to its balance prior to such withdrawal

4.3 It is further agreed that if the Lease shall be forfeited or disclaimed by any liquidator or trustee in bankruptcy of the Tenant or otherwise determined otherwise than by agreement (which agreement shall include the valid exercise of an option to determine the Lease) the Deposit shall continue to be available to the Landlord in the manner set out above until it shall be exhausted or until there shall be no further liability of the Tenant to the Landlord whereupon any remaining balance of the Deposit shall be released to the Tenant as soon as reasonably practicable

4.4 The Landlord should as soon as reasonably practicable pay into the Deposit Account the full amount of any sum (together with Interest (as defined in the Lease)) shown to have been incorrectly withdrawn by the Landlord or if earlier following the date on which the Landlord first becomes aware of an error having been made


5.     TRANSFER OF THE LANDLORD'S INTEREST

       If the Landlord transfers the reversion immediately expectant upon the determination of the Lease before the Deposit has become repayable to the Tenant pursuant to Clause 6 either

5.1    5.1.1  the Tenant shall if required by (and at the cost of) the Landlord such costs if incurred by the Tenant to be reasonable, enter into a rent deposit deed with the transferee of such reversion in identical terms to this Deed (but with the name of the transferee being substituted for the name of the Landlord) and

       5.1.2 the Landlord shall procure that any transferee enters into a rent deposit deed with the Tenant in identical terms to this Deed (but with the transferee's name substituted for the name of the Landlord) and on completion of such deed transfer the balance of the Deposit to such account as shall have been opened by the transferee (after the deduction of any sum withdrawn pursuant to Clause 4 above) and upon serving notice of such transfer on the Tenant shall forthwith be released automatically from any further liability under the terms of this Deed

       or

5.2 The Landlord may instead release the balance of the Deposit to the Tenant (after the deduction of any sum withdrawn pursuant to Clause 4 above)

6.     RELEASE OF DEPOSIT

6.1 The Deposit or such part thereof as shall be remaining shall be released by the Landlord and repaid to the Tenant on the earlier of:

       6.1.1 one calendar month after the expiration or sooner determination (by agreement) of the term granted by the Lease or its determination in consequence of the exercise by the Tenant of any option to determine conferred on it by the Lease and in either case vacant possession of the premises demised by the Lease being given to the Landlord; or

       6.1.2 the Tenant demonstrating that it has made Net Profits for each of the immediately preceding Years of Account at least equal to three times the Rental Liability and that in each of those Years of Account it has a Net Asset Value of not less than five times the Rental Liability and provided always the Tenant has paid to the Landlord all sums set out as in Clause 4 above (failing which the Landlord may deduct such sums as are properly due from the Deposit) the Landlord shall then release the balance to the Tenant within 5 working days of receipt of a written request from the Tenant for such release

6.2    The Tenant may demonstrate that it satisfies the requirements of Clause
       6.1.2 by means of audited accounts or by means of such other evidence as shall be reasonably acceptable to the Landlord

7.     INTEREST

7.1 The Landlord shall use all reasonable endeavours to select a Deposit Account which yields the best rate of interest reasonably obtainable from the Bank having regard to the provisions of this Deed

7.2 The interest accruing on the Deposit shall belong to the Tenant but in the first instance shall be used in or towards payment of any sums payable by the Tenant pursuant to clauses 2.3 and 4.2 of this Deed and subject thereto such interest (less tax properly deducted) shall be paid to the Tenant on an annual basis

7.3 All tax payable in respect of interest accruing on the Deposit shall be paid by the Tenant from its own money

8.     MISCELLANEOUS

       It is hereby agreed and declared that:

       8.1 The existence of the Deposit shall not prejudice the Landlord's ability to proceed against the Tenant for any breach of any covenant agreement or condition on the part of the Tenant under the Lease or entitle the Tenant to withhold any moneys or fail to perform any covenant agreement or condition under the Lease and the Deposit shall not be regarded as an advance payment of rent

8.2 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation on the part of the Tenant contained in this Deed as on the happening of any of the events mentioned in the Lease

8.3 The rights of the Landlord under this Deed do not limit its rights under the Lease

8.4 The provisions as to notices contained in the Lease shall apply to notices served pursuant to this Deed

8.5 The Landlord may at any time terminate this Deed by paying the Deposit to the Tenant and on doing so will automatically be released from all liabilities and obligations under this Deed except in relation to rights of the Tenant that have arisen before the termination

8.6 Any termination under clause 8.5 and any payment of the Deposit shall not affect the Landlord's rights under the Lease

8.7 The Tenant shall not assign to any person whatsoever the benefit of any of the Tenant's rights under this Deed, nor assign, transfer or otherwise dispose of all or any part of its rights, title or interest in or to the Deposit, nor create any further encumbrance or other security interest over the whole or any part of the Deposit

8.8 If any provision of this Deed is or becomes void or unenforceable in whole or in part that provision to that extent is to be deemed not to form part of this Deed but the validity and enforceability of the remainder of that provision or of the Deed are not to be affected

8.9 This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement

AS WITNESS this Deed (which shall be delivered when dated) has been executed by the parties or their duly authorised representatives on the date first stated above

SIGNED and DELIVERED as a DEED by       )
Michael Colin Warner, Trust Manager as  )
attorney for LLOYDS BANK PLC in the     )
presence of:                            )


        /s/ A.G. Schofield
        A.G. Schofield

        Lloyd's Bank
        Securities Services
        Hay's Lane House
        1, Hay's Lane
        London SE1 2HA


EXECUTED and DELIVERED as a DEED by    )
EXODUS INTERNET LIMITED acting by two  )
Directors or a Director and its        )
Company Secretary                      )

                                       Director


                                       Director/Company Secretary

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory

THIS LICENCE is made as a deed on 24th December, 1998 BETWEEN

(1) LLOYDS BANK PLC (registered number 2065) whose registered office is at 71 Lombard Street London EC3P 3BS (as trustee of Schroder Exempt Property Unit Trust) (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA 95051, USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord (the "Guarantor")

WHEREAS:

(A) This licence is supplemental and collateral to the Leases whereby the Property was let for the Term.

(B) The Landlord is entitled to the reversion immediately expectant on the determination of the Term.

(C)  The Property is vested in the Tenant for the remainder of the Term.

(D) The Landlord has agreed to permit alterations to the Property upon the terms contained in this licence.


THIS DEED WITNESSES as follows:

1.   DEFINITIONS AND INTERPRETATION

(1)  In this licence:

     "CDM Regulations" means the Construction (Design and Management) Regulations 1994 or any remaking of them or any amendment to a regulation in them;

     "Consents" means all planning, bye-law, building regulation and other permissions, licences and consents which are or may be necessary for the Works to be carried out;

     "End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

     "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

     "Leases" means each and all of the Unit 5 Lease, the Unit 6 Lease and the Unit 7 Lease;

     "Property" means each and all of Unit 5, Unit 6 and Unit 7;

     "Tenant" includes the Tenant's successors in title and assigns;

     "Term" means in respect of the Unit 5 Lease the term of years set out in
     Part 1 of Schedule 1 in respect of the Unit 6 Lease the term of years set out in Part 2 of Schedule 1 and in respect of the Unit 7 Lease the term of years set out in Part 3 of Schedule 1 and in each case includes any statutory or other extension of it or any holding over;

     "Unit 5" means the property briefly described in Part 1 of Schedule 2 being the property demised by and more particularly described in the Unit 5 Lease.

     "Unit 5 Lease" means the document short details of which are set out in
     Part 1 of Schedule 1 and, where the context permits, includes any documents supplemental or collateral to it.

     "Unit 6" means the property briefly described in Part 2 of Schedule 2 being the property demised by and more particularly described in the Unit 6 Lease.

     "Unit 6 Lease" means the document short details of which are set out in
     Part 2 of Schedule 1 and, where the context permits, includes any documents supplemental or collateral to it.

     "Unit 7" means the property briefly described in Part 3 of Schedule 1 being the property demised by and more particularly described in the Unit 7 Lease.

     "Unit 7 Lease" means the document short details of which are set out in
     Part 3 of Schedule 2 and, where the context permits, includes any documents supplemental or collateral to it.

     "Works" means the alterations and works specified in Schedule 3.

(2)  The headings in this licence do not affect its interpretation.

(3) References in this licence to clauses or schedules are, unless otherwise defined, references to the clauses or schedules in this licence.


2.   LICENCE

     In consideration of the covenants on the part of the Tenant and the Guarantor contained in this licence and at the request of the Guarantor, the Landlord grants to the Tenant licence to carry out the Works at the Property.


3.   TENANT'S COVENANTS

     (1) The Tenant covenants with the Landlord to comply with the obligations set out in this clause throughout the period during which the Tenant is bound by the tenant covenants of each of the Leases.

     (2) Before starting any part or parts of the Works the Tenant shall at its own expense (in relation to the relevant part or parts of the Works):

          (a)  obtain all Consents;

          (b) produce to the Landlord and obtain the Landlord's written acknowledgement (which the Landlord shall not unreasonably withhold or delay) that the Consents obtained for the relevant part or parts of the Works (if any) are satisfactory to the Landlord; and

          (c) give full particulars of the relevant part or parts of the Works to the insurers of the Property, obtain their consent to the same, produce the consent to the

               Landlord immediately upon its receipt and pay any additional premium which the insurers may require.

     (3)  The Tenant shall carry out and complete the Works:

          (a) in a good and workmanlike manner using good quality materials fit for the purpose for which they will be used;

          (b) in compliance with every enactment, every instrument, rule, order, regulation or by-law, including those of every local authority and every supply authority or other competent authority which has any jurisdiction with regard to the Works or with whose systems the Works are to be connected;

          (c)  in accordance with good building practice;

          (d) without infringing any rights, covenants or other encumbrances binding on or affecting the whole or any part of the Property.

          (e)  to the reasonable satisfaction of the Landlord's surveyors; and

          (f) in accordance with the terms of each of the Leases and all Consents.

     (4) The Tenant shall take all proper and sufficient precautions during the progress of the Works so that the Tenant:

          (a) causes as little inconvenience and disturbance as possible (whether by noise, dust, vibration or otherwise) to the Landlord or the occupiers of adjoining or neighbouring property; and

          (b) shall not at any time damage or render unsafe the structure of the whole or any part of the Property or any part of any adjoining or neighbouring property or any plant or machinery in such property but shall forthwith make good any damage occasioned by the carrying out of the Works to any such property as is mentioned in this paragraph.

     (5) The Tenant shall use all reasonable endeavours to ensure that anyone involved in the design of the Works understands and complies with the requirements of Regulation 13 of the CDM Regulations.

     (6) If the Works are notifiable (as defined in Regulation 2(4) of the CDM Regulations) and five or more people will be involved in the Works at any one time, the Tenant shall:

          (a) act as the sole client in respect of the Works for the purposes of the CDM Regulations and issue a declaration to that effect pursuant to Regulation 4 of the CDM Regulations;

          (b) appoint a competent planning supervisor and a competent principal contractor pursuant to its obligations under the CDM Regulations;

          (c) provide the Landlord with a full and complete copy of the health and safety plan (as defined in the CDM Regulations) prior to the commencement of the Works;

          (d) provide the Landlord with a full and complete copy of the health and safety file (as defined in the CDM Regulations) within 30 days of practical completion of the Works; and

          (e) provide to the Landlord at the End of the Term of each of the Unit 5 Lease and the Unit 6 Lease and the Unit 7 Lease the original health and safety file relating to that unit and incorporating any subsequent amendments made to update it.

     (7) The Tenant shall indemnify the Landlord from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses:

          (a)  arising out of any breach of the provisions of this licence; or

          (b) in respect of any injury to or the death of any person or damage to any property; or

          (c) in respect of the infringement, disturbance or destruction of any right of a third party due to the carrying out or existence of the Works and shall insure (or procure such insurance) against any liability arising under sub paragraph (b) to the reasonable satisfaction of the Landlord.

     (8) The Tenant shall notify the Landlord's surveyors of the date of commencement and completion of the Works and shall permit the Landlord and its surveyors to inspect the Works at all reasonable times (provided that the Landlord and/or its surveyors comply with the Tenant's reasonable security and confidentiality requirements).

     (9) The Tenant shall pay any charge, levy or tax that may be imposed under any Act of Parliament, bye-law or regulation as a result of the Works, whether on the Landlord or on the Tenant, and shall indemnify the Landlord from any liability in respect of such charge, levy or tax.

     (10) Unless the Landlord shall otherwise direct the Tenant shall carry out before the End of the Term of each of the Unit 5 Lease and the Unit 6 Lease and the Unit 7 Lease any works required to be carried out to Unit 5, Unit 6 or Unit 7 as the case may be as a condition of any Consent.

     (11) Before the End of the Term of each of the Unit 5 Lease and the Unit 6 Lease and the Unit 7 Lease (unless and to the extent released by the Landlord in writing from this obligation) the Tenant shall remove that part of the Works relating to Unit 5, Unit 6 and/or Unit 7 as the case may be and reinstate Unit 5, Unit 6 and/or Unit 7 as the case may be, making good all damage to the whole or any part of the Property and to the decoration of the whole or any part of the Property. The Tenant shall carry out the works of removal and reinstatement at its own expense, in a good and workmanlike manner and to the reasonable satisfaction of the Landlord's surveyors.

     (12) The Tenant shall pay on demand the reasonable and proper fees, expenses and disbursements of the Landlord's surveyors and any other professional advisers (together with any Value Added Tax on them) incurred by the Landlord relating to any works of removal and re-instatement it is required to undertake in accordance with this Licence.

     (13) The Tenant shall deal with the insurance of the Works in accordance with the terms of the Agreement for Lease dated [24th December 1998].

4.   GUARANTOR'S COVENANTS

(1) The Guarantor guarantees to the Landlord the due and punctual payment and performance of all the liabilities and obligations of the Tenant under this licence and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

(2)  The obligations of the Guarantor under this licence:

     (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this licence and to perform on demand by the Landlord any obligation of the Tenant under this licence without the need for any recourse on the part of the Landlord against the Tenant; and

     (b)  will not be affected by:-

          (i)   any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this licence;

          (iii) any licence or consent granted to the Tenant, any variation in the terms of this licence or any variation in the terms of any of the Leases;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from this guarantee other than a release under seal given by the Landlord.

(3)  So long as this guarantee remains in force the Guarantor shall not:

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this licence; or

     (c)  exercise any right of set-off against the Tenant.

(4) If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award of interlocutory or final judgment made by an arbitrator or the court in those proceedings insofar as the same relate to the subject matter of this Deed PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated

5.   DECLARATIONS

     It is agreed and declared that:

     (a) at the sole discretion of the Landlord the licence granted by the Landlord under this licence shall lapse and become void if the Works are not commenced within six months from the date of this licence;

     (b) the carrying out of the Works is subject to all rights of the owners and occupiers of adjoining or neighbouring properties;

     (c) all the covenants on the part of the Tenant and conditions contained in the Leases which are now applicable to the Property shall continue to be applicable to the Property and shall extend to the Works;

     (d) the proviso for re-entry on breach or non-observance in the Leases shall be read and construed from the date of this licence as including a reference to the covenants contained in this licence;

     (e) the Tenant shall not be entitled to any compensation in respect of the Works or the reinstatement of the Property whether at the End of the Term or at any other time;

     (f) this licence and any approval of the Works by or on behalf of the Landlord is granted without any liability on the part of the Landlord or its architects, surveyors or other agents, whether for the design or carrying out of the Works or otherwise;

     (g) any decrease or increase in the rental value of Unit 5 or Unit 6 or Unit 7 as a result of the Works shall be disregarded on any rent review under the respective Leases; and

     (h) the Works shall be at the sole risk of the Tenant until such time as the Landlord's surveyors certify that the Works have been completed to their satisfaction and until that time the Landlord's covenant to insure contained in the Leases shall not apply to the Works.

6.   JOINT AND SEVERAL LIABILITY

     Where the Tenant or the Guarantor is more than one person:

     (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this licence; and

     (b) the Landlord may release or compromise the liability of any of those persons under this licence or grant any time or other indulgence without affecting the liability of any other of them.

7.   NOTICES

     Any notice or other document served under this licence shall be in writing and may be served in any way in which a notice required or authorised to be served under Section 196 of the Law of Property Act 1925 (as amended or re-enacted) may be served.

8.   JURISDICTION

     This Deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Deed.

IN WITNESS of which this licence has been executed as a deed and has been delivered on the date first appearing on Page 1.


                                  SCHEDULE 1

                      Details of the Leases and the Term

                                    Part 1
                                    ------

Lease or underlease:     Lease of Unit 5 Phase 1 Matrix Park dated as set out
                         below, for the Term and made between the Parties set out below

Date:

Parties:                 (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                              Property Unit Trust)
                         (2)  Exodus Internet Limited
                         (3)  Exodus Communications Inc

Term:                    25 years from [29th December 1998]


                                    Part 2
                                    ------

Lease or underlease:     Lease of Unit 6 Phase 1 Matrix Park dated as set out
                         below, for the Term and made between the Parties set out below

Date:

Parties:                 (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                              Property Unit Trust)
                         (2)  Exodus Internet Limited
                         (3)  Exodus Communications Inc

Term:                    25 years from [29th December 1998]


                                    Part 3
                                    ------

Lease or underlease:     Lease of Unit 7 Phase 1 Matrix Park dated as set out
                         below, for the Term and made between the Parties set out below

Date:

Parties:                 (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                              Property Unit Trust)
                         (2)  Exodus Internet Limited
                         (3)  Exodus Communications Inc

Term:                    25 years from [29th December 1998]

                                  SCHEDULE 2

                            Details of the Property

                                    Part 1

     Unit 5 Phase 1 Matrix Park, Coronation Road, Park Royal, London NW10


                                    Part 2

     Unit 6 Phase 1 Matrix Park, Coronation Road, Park Royal, London NW10


                                    Part 3

     Unit 7 Phase 1 Matrix Park, Coronation Road, Park Royal, London NW10



                                  SCHEDULE 3

                             Details of the Works

                              [Tenant to provide]

SIGNED as a deed by                 )
Michael Colin Warner Trust Manager  )
as attorney for LLOYDS BANK PLC     )
in the presence of:                 )


Witness's   /s/ A.G. Schofield
Signature : ..................

       A.G. Schofield
Name : .......................


Address : Llyod's Bank
          Securities Services
          Hay's Lane House
          1, Hay's Lane
          London, SE1 2HA

EXECUTED and DELIVERED as a Deed by            )
EXODUS INTERNET LIMITED                        )
acting by two Directors or a Director and its  )
Company Secretary                              )


                                   Director            /s/ Richard Stolz


                                   Director/Secretary  /s/ Adam Wegner



SIGNED and DELIVERED as a Deed by              )
EXODUS COMMUNICATIONS INC                      )
acting by its Authorised Signatory Richard     )
Stoltz in accordance with the constitution     )
of the Company and the country in which it is  )
incorporated                                   )



                                   Authorised Signatory /s/

                          DATED 24TH DECEMBER, 1998


                               LLOYDS BANK, PLC
              (as trustee of Schroder Exempt Property Unit Trust)


                                      and


                            EXODUS INTERNET LIMITED


                                      and


                           EXODUS COMMUNICATIONS INC



                _______________________________________________

                                     DEED

                relating to car spaces used in connection with
               leasehold premises being Units 5, 6 & 7, Phase 1,
                   Matrix Park, Coronation Road, Park Royal,
                                 London, NW10

                _______________________________________________




                                 ALLEN & OVERY

                                    LONDON
                                 PY0409042.02

THIS DEED is made on 24th December 1998 BETWEEN

(1) LLOYDS BANK PLC (registered number 2065) whose registered office is at 71 Lombard Street London EC3P 3BS (as trustee of Schroder Exempt Property Unit Trust) (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA 95051, USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord (the "Guarantor").

WHEREAS:

(A) The parties hereto have today entered into the Leases which, inter alia, grant the Tenant the right to park motor vehicles in Parking Area 1 and Parking Area 2.

(B) The parties hereto have agreed to enter into this deed for the purposes hereinafter set out.


THIS DEED WITNESSES as follows:

1.   DEFINITIONS AND INTERPRETATION

(1)  In this deed:

     "CDM Regulations" means the Construction (Design and Management) Regulations 1994 or any remaking of them or any amendment to a regulation in them;

     "Consents" means all planning, bye-law, building regulation and other permissions, licences and consents which are or may be necessary for the Works to be carried out;

     "End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

     "Entry System 1" means an electronic entry or other similar system of a type to be first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) to be installed by the Tenant at the Tenant's own cost in the approximate position marked "X" on the Plan but so that the positioning of such system shall be such as to allow vehicles to come to a halt between the entry barrier at point "X" and the Service Road without the vehicle in any way obstructing the passage of other vehicles over and along the Service Road;

     "Entry System 2" means an electronic entry or other similar system of a type to be first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) to be installed by the Tenant at the Tenant's own cost in the approximate position marked "Y" on the Plan;

     "Estate" has the same meaning as ascribed in the Leases;

     "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term of the Leases;

     "Leases" means each and all of the Unit 5 Lease, the Unit 6 Lease and the Unit 7 Lease;

     "Parking Area 1" means the areas edged blue and edged green on the Plan;

     "Parking Area 1 Rights" means the rights granted by clause 2(2);

     "Parking Area 2" means the area edged green on the Plan;

     "Parking Area 2 Rights" means the rights granted by clause 2(3);

     "Parking Areas" means each and both of Parking Area 1 and Area 2;

     "Plan" means the plan attached to this deed;

     "Property" means each and all of Unit 5, Unit 6 and Unit 7;

     "Service Road" means the road on the Estate which is shown in part coloured brown on the Plan;

     "Tenant" includes (where the context admits or allows) the Tenant's successors in title and assigns;

     "Term" means in respect of the Unit 5 Lease the term of years mentioned in
     Part 1 of the Schedule, in respect of the Unit 6 Lease the term of years mentioned in Part 2 of the Schedule and in respect of the Unit 7 Lease the term of years mentioned in Part 3 of the Schedule and in each case includes any statutory or other extension of it or any holding over;

     "Unit 5" means the premises briefly described in Part 1 of the Schedule being the premises demised by and more particularly described in the Unit 5 Lease;

     "Unit 5 Lease" means the document short details of which are set out in
     Part 1 of the Schedule and, where the context permits, includes any documents supplemental or collateral to it;

     "Unit 6" means the premises briefly described in Part 2 of the Schedule being the premises demised by and more particularly described in the Unit 6 Lease;

     "Unit 6 Lease" means the document short details of which are set out in
     Part 2 of the Schedule and, where the context permits, includes any documents supplemental or collateral to it;

     "Unit 7" means the premises briefly described in Part 3 of the Schedule being the premises demised by and more particularly described in the Unit 7 Lease;

     "Unit 7 Lease" means the document short details of which are set out in
     Part 3 of the Schedule and, where the context permits, includes any documents supplemental or collateral to it;

     "Works" means the works described in clause 2.

(2)  The headings in this deed do not affect its interpretation.

(3) References in this deed to clauses or schedules are, unless otherwise defined, references to the clauses or schedules in this deed.


2.   RIGHTS GRANTED TO THE TENANT

(1) In consideration of the covenants on the part of the Tenant and the Guarantor contained in this deed and at the request of the Guarantor, the Landlord grants to the Tenant the following rights.

(2) For so long as the respective terms created by the Unit 5 Lease, the Unit 6 Lease and the Unit 7 Lease shall all remain vested in the same tenant (be it the Tenant or a successor in title) the Tenant shall have the following rights:

          subject to obtaining the Landlord's prior written approval of detailed drawings and specifications as to size, design and positioning (such approval not to be unreasonably withheld or delayed) the right to install and thereafter maintain and remove:

          (a) a closed circuit television monitoring system within Parking Area 1; and

          (b)  Entry System 1.

(3) If the term created by the Unit 5 Lease ceases to be vested in the same tenant as both the Unit 6 Lease and the Unit 7 Lease then the rights granted in clause 2(2) shall automatically and immediately terminate but so long as the respective terms created by the Unit 6 Lease and the Unit 7 Lease shall together remain vested in the same tenant (be it the Tenant or a successor in title) the Tenant shall have rights in identical terms as those set out in clause 2(2) save that the reference to Parking Area 1 shall be deemed to be a reference to Parking Area 2 and the reference to Entry System 1 shall be deemed to be a reference to Entry System 2.


3.     EXPIRATION AND TERMINATION OF TENANT'S RIGHTS

       The rights contained in clause 2 shall automatically and immediately terminate on the earlier of the following events occurring:

       (a) assignment of either the Unit 6 Lease only or the Unit 7 Lease only or the Tenant ceasing for any reason to be tenant under either the Unit 6 Lease or the Unit 7 Lease only;

       (b) the End of the Term of the Leases or the Unit 6 Lease and the Unit 7 Lease;

       (c) the End of the Term of either the Unit 6 Lease alone or the Unit 7 Lease alone;

       (d) the Tenant is the tenant under the Unit 5 Lease only or the Unit 6 Lease only or the Unit 7 Lease only;

       (e) the Landlord exercises its rights of re-entry in accordance with clause 10 of the Leases in respect of the Leases or the Unit 6 Lease and the Unit 7 Lease or the Unit 7 Lease alone or the Unit 6 Lease alone (save where the Tenant successfully obtains relief from forfeiture from a court of competent jurisdiction in relation to any such re-entry);

       (f) the Tenant serving written notice on the Landlord to the effect that the Tenant with immediate effect surrenders such rights.


4.   TENANT'S COVENANTS

(1) The Tenant covenants with the Landlord to comply with the obligations set out in this clause.

(2)  Before starting the Works the Tenant shall at its own expense:

     (a)  obtain all Consents;

     (b) produce to the Landlord and obtain the Landlord's written acknowledgement (which the Landlord shall not unreasonably withhold or delay) that the Consents obtained for the Works (if any) are satisfactory to the Landlord; and

     (c) give full particulars of the Works to the insurers of the Property, obtain their consent to the Works, produce the consent to the Landlord immediately upon its receipt and pay any additional premium which the insurers may require.

(3)  The Tenant shall carry out and complete the Works:

     (a) in a good and workmanlike manner using good quality materials fit for the purpose for which they will be used;

     (b) in compliance with every enactment, every instrument, rule, order, regulation or by-law, including those of every local authority and every supply authority or other competent authority which has any jurisdiction with regard to the Works or with whose systems the Works are to be connected;

     (c)  in accordance with good building practice;

     (d)  to the reasonable satisfaction of the Landlord's surveyors; and

     (e)  in accordance with the terms of all Consents.

(4) The Tenant shall take all proper and sufficient precautions during the progress of the Works so that the Tenant:

     (a) causes as little inconvenience and disturbance as possible (whether by noise, dust, vibration or otherwise) to the Landlord or the occupiers of adjoining or neighbouring property; and

     (b) shall not at any time damage or render unsafe the structure of the whole or any part of the Estate or any plant or machinery in such property but shall forthwith make good any damage occasioned by the carrying out of the Works to any such property as is mentioned in this paragraph.

(5) The Tenant shall use all reasonable endeavours to ensure that anyone involved in the design of the Works understands and complies with the requirements of Regulation 13 of the CDM Regulations.

(6) If the Works are notifiable (as defined in Regulation 2(4) of the CDM Regulations) and five or more people will be involved in the Works at any one time, the Tenant shall:

     (a) act as the sole client in respect of the Works for the purposes of the CDM Regulations and issue a declaration to that effect pursuant to Regulation 4 of the CDM Regulations;

     (b) appoint a competent planning supervisor and a competent principal contractor pursuant to its obligations under the CDM Regulations;

     (c) provide the Landlord with a full and complete copy of the health and safety plan (as defined in the CDM Regulations) prior to the commencement of the Works;

     (d) provide the Landlord with a full and complete copy of the health and safety file (as defined in the CDM Regulations) within 30 days of practical completion of the Works.

(7) The Tenant shall indemnify the Landlord from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses:

     (a)  arising out of any breach of the provisions of this deed; or

     (b) in respect of any injury to or the death of any person or damage to any property due to the carrying out or existence of the Works ; or

     (c) in respect of the infringement, disturbance or destruction of any right of a third party due to the carrying out or existence of the Works and shall insure against any liability arising under sub paragraph (b) to the reasonable satisfaction of the Landlord.

(8) The Tenant shall notify the Landlord's surveyors of the date of commencement and completion of the Works and shall permit the Landlord and its surveyors to inspect the Works at all reasonable times.

(9) The Tenant shall pay any charge, levy or tax that may be imposed under any Act of Parliament, bye-law or regulation as a result of the Works, whether on the Landlord or on the Tenant, and shall indemnify the Landlord from any liability in respect of such charge, levy or tax.

(10) Any equipment or apparatus from time to time comprised in the Works shall be maintained by the Tenant at its own cost in good and substantial repair and condition.

(11) Upon the expiration or termination of the Parking Area 1 Rights or the Parking Area 2 Rights the Tenant shall forthwith:

     (a) remove all equipment installed pursuant to clause 2 including Entry System 1 where the Parking Area 1 Rights have terminated and Entry System 2 where the Parking Area 2 Rights have terminated;

     (b) cease to employ the security measures referred to in clause 2(2) where the Parking Area 1 Rights have terminated and in clause 2(3) where the Parking Area 2 Rights have terminated;

     (c) reinstate Parking Area 1 where the Parking Area 1 Rights have terminated and Parking Area 2 where the Parking Area 2 Rights have terminated; and

     (d)  carry out any works required as a condition of any Consent and in each case making good all damage to Parking Area 1 and Parking Area 2 respectively and to the Estate.

(12) The Tenant shall carry out the works of reinstatement required by sub-clause (11) at its own expense and in a good and workmanlike manner and to the reasonable satisfaction of the Landlord or their surveyors.

(13) The Tenant shall pay on demand the reasonable and proper fees, expenses and disbursements of the Landlord and its surveyors and any other professional advisers (together with any Value Added Tax on them) incurred by the Landlord relating to the approvals required by this deed and any works of removal and re-instatement the Tenant is required to undertake in accordance with this deed.


5.   LANDLORD'S COVENANTS

     The Landlord hereby covenants with the Tenant as follows:

     (a) for so long as the respective terms created by the Unit 5 Lease, the Unit 6 Lease and the Unit 7 Lease shall all remain vested in the same tenant (be it the Tenant or a successor in title) the Landlord will not grant to any other person any rights in respect of the parking of vehicles on or over Parking Area 1; and

     (b) for so long as the respective terms created by the Unit 6 Lease and the Unit 7 Lease shall together remain vested in the same tenant (be it the Tenant or a successor in title) the Landlord will not grant to any other person any rights in respect of the parking of vehicles on or over Parking Area 2,

     (c) during the subsistence of the rights granted by clause 2(2) or clause 2(3) the Landlord shall give to the Tenant at least 3 working days prior notice (save in case of emergency) of the date on which the Landlord (or its agent or contractors as the case may be) intends to enter on to Parking Area 1 or Parking Area 2 (as appropriate) for any purpose which may substantially interfere with or impair the Tenant's ability to exercise the rights granted to it in this deed.


6.   ALIENATION

(1) The Tenant may assign the benefit of this deed to an assignee of the Leases or an assignee of both the Unit 6 Lease and the Unit 7 Lease subject to obtaining the Landlord's prior written consent, such consent not to be unreasonably withheld or delayed.

(2) Save as set out in sub-clause (1) the Tenant may not assign, underlet, charge or otherwise deal with its rights under this deed.

(3) The Landlord and Tenant agree that the Landlord may as a condition of granting consent in accordance with sub-clause (1) require such assignee to covenant by deed with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this deed.

7.   TRANSFER OF THE LANDLORD'S INTEREST

     If the Landlord transfers the reversion immediately expectant upon the determination of the Leases the Landlord may procure that any transferee enters into a deed with the Tenant to observe the covenants on the Landlord's part contained in clause 5 and on delivery of such deed to the Tenant the Landlord shall be automatically released from its obligations under such clause (save in respect of any rights the Tenant may have against the Landlord in respect of any prior breach of such covenant by the Landlord).

8.   GUARANTOR'S COVENANTS

(1) The Guarantor guarantees to the Landlord the performance of all the liabilities and obligations of the Tenant under this deed and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

(2)  The obligations of the Guarantor under this deed:

     (a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this deed and to perform on demand by the Landlord any obligation of the Tenant under this deed without the need for any recourse on the part of the Landlord against the Tenant; and

     (b)  will not be affected by:-

          (i)    any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this deed;

          (iii) any licence or consent granted to the Tenant, any variation in the terms of this deed or any variation in the terms of the Leases or any one or more of them;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from this guarantee other than a release under seal given by the Landlord.

(3)  So long as this guarantee remains in force the Guarantor shall not:

     (a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

     (b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this deed; or

     (c)  exercise any right of set-off against the Tenant.

(4) If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award of interlocutory or final judgment made by an arbitrator or the court in those proceedings insofar as the same relate to the subject matter of this deed PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated

9.   DECLARATIONS

     It is agreed and declared that:

     (a) the Tenant shall not be entitled to any compensation in respect of the Works or the reinstatement of Parking Area 1 and Parking Area 2 following the removal of the Works;

     (b) this deed and any approval of the Works by or on behalf of the Landlord is granted without any liability on the part of the Landlord or its surveyors or other agents, whether for the design or carrying out of the Works or otherwise;

     (c)  the Works shall be and shall remain at the sole risk of the Tenant;

     (d) the Tenant is not granted and shall not acquire any rights over Parking Area 1 or Parking Area 2 save as specifically set out in this deed; and

     (e) any decrease in the rental value of the Property as a result of this deed shall be disregarded on any rent review under the Leases or any one of them.

10.  JOINT AND SEVERAL LIABILITY

     Where the Tenant or the Guarantor is more than one person:

     (a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this deed; and

     (b) the Landlord may release or compromise the liability of any of those persons under this deed or grant any time or other indulgence without affecting the liability of any other of them.

11.  NOTICES

     Any notice or other document served under this deed shall be in writing and may be served in any way in which a notice required or authorised to be served under Section 196 of the Law of Property Act 1925 (as amended or re-enacted) may be served.

12.  JURISDICTION

     This deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this deed.

IN WITNESS of which this deed has been executed as a deed and has been delivered on the date first appearing on Page 1.

                                 THE SCHEDULE

                                    Part 1
                                    ------

Lease or underlease:       Lease of Unit 5

Premises demised           Unit 5 Phase 1 Matrix Park, Coronation Road, Park
                           Royal, London NW10
Date:                      24th December, 1998
Parties:                   (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                           (2)  Exodus Internet Limited
                           (3)  Exodus Communications Inc
Term:                      25 years from 29th September 1998



                                    Part 2
                                    ------

Lease or underlease:       Lease of Unit 6

Premises demised           Unit 6 Phase 1 Matrix Park, Coronation Road, Park
                           Royal, London NW10

Date:                      24th December, 1998

Parties:                   (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                           (2)  Exodus Internet Limited
                           (3)  Exodus Communications Inc

Term:                      25 years from 29th September 1998



                                    Part 3
                                    ------

Lease or underlease:       Lease of Unit 7

Premises demised           Unit 7 Phase 1 Matrix Park, Coronation Road, Park
                           Royal, London NW10

Date:                      24th December, 1998

Parties:                   (1)  Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                           (2)  Exodus Internet Limited
                           (3)  Exodus Communications Inc

Term:                      25 years from 29th September 1998

SIGNED as a deed by                  )
Michael Colin Warner, Trust Manager  )
as attorney for LLOYDS BANK PLC      )
in the presence of:                  )


Witness's     /s/ A.G. Schofield
Signature: ...............................

Name: .............A.G. Schofield.........

Address:    Lloyds Bank
            Securities Service
            Hay's Lane House
            1, Hay's Lane
            London SE1 2HA

                        LLOYDS BANK SECURITIES SERVICES
                        -------------------------------
                 POWER OF ATTORNEY FOR EXECUTION OF DOCUMENTS
                 --------------------------------------------

By this power of attorney given on the eigth day of July 1998 Lloyds Bank Plc whose registered office is at 71 Lombard Street, London EC3P 3BS ("the bank") hereby appoints:

        Julian Maxwell Ansell
        Christopher Baldwin
        Ian Martin Bransgrove
        Paul Burgess
        Martin Robert Clark
        Sheila Mary Colley
        David Croker
        Andrew Donner
        Steven Michael Dugay
        Christopher John Edmeades
        Colin Grant
        Anthony Charles Jennings
        Lesley Kean Kings
        Wayne Paul Kitcat
        John Willis Lamb
        Graham Paul Lisle
        Donald Patrick McIver
        Jacqueline Kay Morley
        Iain Christopher Mylchreest
        Keith William Parker
        Ronald Llewellyn Porter
        Graham David Reeve
        Stephen Harold Robson
        Michael Edward Tomlin
        Paul Arthur Turner
        Richard Andrew Vesey
        David James Watson
        David Albert Charles Evans
        Andrew Robert Gooding
        Alison Pearce
        Thomas Richard Pool
        Mark Charles Thatcher
        Paul Andrew Vickery
        Richard William Warrington
        Michael Colin Warner
        Frank Michael Welpa

all of Lloyds Bank Securities Services, jointly and severally, to be attorneys of the bank in its capacity as trustee, personal representative, nominee, mortgagee or chargee, only for the purpose of carrying into effect matters determined upon by the bank in any of these capacities, to sign, seal, execute and deliver any deed or document considered necessary or desirable:

 (1) to convey, transfer, assign, lease, let, underlet, surrender, sell or grant options, rights of preemption or any other rights over any real or personal property;

 (3) to postpone, defer, subordinate or otherwise regulate the priority or ranking of any mortgage, charge, debenture or other security;

 (4) to vary, alter, amend, modify, revise, replace or substitute any deed or document to which the bank is a party;

 (5) to transfer any stocks, shares or other securities held by or registered in the name or under the control of the bank and to authorise any person to exercise any rights attached in any such stocks, shares or other securities;

 (6) to give such indemnities as may be necessary in favour of any person or body of persons including without limitation indemnities in respect of lost, destroyed or mislaid certificates, allotment letters or other documents relating to stocks, shares or other securities;

 (7) to grant easements or any other rights over or impose covenants or any other restrictions on or consent to the letting, underletting, assignment, surrender or alteration of any freehold or leasehold property;

 (8) to assent to the vesting in any person of any real or personal property;

 (9) to declare, constitute, regulate, record, vary, alter, amend or modify any trust, settlement or family arrangement and to appoint or retire any trustee, including the bank, of any trust, settlement or family arrangement;

(10) to purchase, lease, acquire or otherwise take into the name of the bank or under its control any real or personal property whatsoever or wheresoever or any options, rights of preemption or any other rights over real or personal property; and

(11) to manage, develop, refurbish, repair, reinstate or otherwise carry out any works upon any real property whatsoever or wheresoever.

and generally for all or any of the purposes aforesaid to act as attorneys of the bank. The common seal of the bank was affixed to this deed the date and year first above written. Given under the common seal of Lloyds Bank Plc as a deed.

Authorised signatory

Authorised counter signatory